Securities Act Registration No. 033-96634
                                       Investment Company Act Reg. No. 811-09094
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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                         ------------------------------


                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|

                          Pre-Effective Amendment No.___                     [ ]


                         Post-Effective Amendment No. 26                     |X|
                                     and/or


          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|


                              Amendment No. 27 |X|
                        (Check appropriate box or boxes.)


                       -----------------------------------

                              LEUTHOLD FUNDS, INC.
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        33 South Sixth Street, Suite 4600
                  Minneapolis, Minnesota                         55402
                --------------------------                       -----
         (Address of Principal Executive Offices)              (ZIP Code)


                                 (612) 332-9141
                     --------------------------------------
              (Registrant's Telephone Number, including Area Code)



                                              Copy to:
Steven C. Leuthold
Leuthold Weeden Capital Management, LLC       Richard L. Teigen
33 South Sixth Street                         Foley & Lardner LLP
Suite 4600                                    777 East Wisconsin Avenue
Minneapolis, Minnesota  55402                 Milwaukee, Wisconsin 53202
-----------------------------                 --------------------------
(Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


|X|      immediately upon filing pursuant to paragraph (b)



[ ]      on (date) pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1)

[ ]      75 days after filing pursuant to paragraph (a)(2)

[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS

                                                                January 31, 2009


                               THE LEUTHOLD FUNDS
                                    Leuthold
                              Asset Allocation Fund

                                    Leuthold
                              Select Equities Fund

                              Leuthold Undervalued
                                 & Unloved Fund


                                    Leuthold
                                   Global Fund


                                     Grizzly
                                   Short Fund

                                    Leuthold
                              Core Investment Fund

                                    Leuthold
                             Select Industries Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Leuthold Asset Allocation Fund and Leuthold Core Investment Fund both seek capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The equity portion of the Leuthold Asset Allocation Fund is invested in accordance with the investment strategy of the Leuthold Select Equities Fund, as well as other quantitative investment strategies, including but not limited to, the "Undervalued & Unloved" value screen utilized by the Leuthold Undervalued & Unloved Fund, while the equity portion of the Leuthold Core Investment Fund is invested in accordance with the investment strategy of the Leuthold Select Industries Fund. The Funds' definition of long term investment success is making it and keeping it. The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund each offer two classes of shares, Retail and Institutional. The Classes differ only in their ongoing fees and investment eligibility requirements.

Leuthold Select Equities Fund and Leuthold Select Industries Fund both seek capital appreciation. They invest substantially all of their assets in equity securities traded in the U.S. securities markets.

Leuthold Undervalued & Unloved Fund seeks long-term capital appreciation and dividend income. It invests mainly in equity securities traded in the U.S. securities markets.


Leuthold Global Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. It invests mainly in the global stock and bond markets. The Fund offers two classes of shares, Retail and Institutional. The Classes differ only in their ongoing fees and investment eligibility requirements.


Grizzly Short Fund sells short common stocks of U.S. companies. The aggregate amount of its outstanding short positions typically will be approximately equal to its outstanding net assets.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Funds invest and the services they offer to shareholders.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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            Leuthold Asset Allocation Fund
            Leuthold Select Equities Fund
            Leuthold Undervalued & Unloved Fund
            Leuthold Global Fund
            Grizzly Short Fund
            Leuthold Core Investment Fund
            Leuthold Select Industries Fund
            33 South Sixth Street
            Suite 4600
            Minneapolis, Minnesota 55402
            800-273-6886
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TABLE OF CONTENTS


Questions Every Investor Should Ask Before
 Investing in the Funds .....................    1
Fees and Expenses ...........................   17
Other Information about the Funds' Investment
 Objectives, Strategies and Risks ...........   20
Management of the Funds .....................   24
The Funds' Share Prices .....................   26
Purchasing Shares ...........................   27
Redeeming Shares ............................   31
Exchanging Shares ...........................   35
Dividends, Distributions and Taxes ..........   36
Financial Highlights ........................   37


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

                  QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                             INVESTING IN THE FUNDS

1. WHAT ARE THE FUNDS' GOALS?

LEUTHOLD ASSET ALLOCATION FUND

Leuthold Asset Allocation Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.

LEUTHOLD SELECT EQUITIES FUND

Leuthold Select Equities Fund seeks capital appreciation.

LEUTHOLD UNDERVALUED & UNLOVED FUND

Leuthold Undervalued & Unloved Fund seeks long-term capital appreciation and dividend income.


LEUTHOLD GLOBAL FUND

Leuthold Global Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.



GRIZZLY SHORT FUND

Grizzly Short Fund seeks capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets.

LEUTHOLD CORE INVESTMENT FUND

Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.

LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Industries Fund seeks capital appreciation.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND

Leuthold Asset Allocation Fund and Leuthold Core Investment Fund are "flexible" funds, meaning that they allocate their investments among:

      > Common stocks and other equity securities (including common stocks and other securities sold short);

      > Bonds and other debt securities (other than money market instruments); and

      >      Money market instruments

in proportions which reflect the judgment of Leuthold Weeden Capital Management (the "Adviser") of the potential returns and risks of each asset class.

The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. Each of the Funds expects that normally:

      > 30% to 70% of its assets will be invested in common stocks and other equity securities;

      > 30% to 70% of its assets will be invested in bonds and other debt securities (other than money market instruments); and

      > up to 20% of its assets will be invested in money market instruments.

Each of the Fund's investments in common stocks and other equity securities may consist of:

      >      Large, mid or small capitalization common stocks;

      >      Growth stocks, value stocks or cyclical stocks;

      >      Aggressive stocks or defensive stocks;

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                                                                  PROSPECTUS   1

      >      Stocks in any industry or sector;

      >      Equity mutual funds and exchange-traded funds;

      >      Common stocks of foreign issuers; and

      >      Options.

In investing in common stock and other equity securities, the Leuthold Asset Allocation Fund uses the investment strategy of the Leuthold Select Equities Fund, as well as other quantitative investment strategies, including but not limited to, the "Undervalued & Unloved" value screen utilized by the Leuthold Undervalued & Unloved Fund, in varying proportions depending on market conditions, while the Leuthold Core Investment Fund uses the investment strategy of the Leuthold Select Industries Fund. The strategies of each of the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Leuthold Undervalued & Unloved Fund are discussed below. As "flexible" funds, these Funds also invest in other categories of equity investments described above and in "Other Information about the Funds' Investment Objectives, Strategies and Risks."

The Funds' investments in bonds and other debt securities normally will consist of U.S. Treasury Notes and Bonds, although the Funds may also invest in investment grade corporate debt securities and debt securities of foreign issuers. The Funds may also invest in mutual funds and exchange-traded funds that invest in high yield securities commonly known as "junk bonds."

The Funds may engage in short sales of index-related and other equity securities to reduce their equity exposure or to profit from an anticipated decline in the price of the security sold short.

LEUTHOLD SELECT EQUITIES FUND AND LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Equities Fund and Leuthold Select Industries Fund both seek capital appreciation by investing substantially all of their assets in equity securities traded in the U.S. securities markets.

SELECT EQUITIES STRATEGY


Leuthold Select Equities Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies who are poised to outperform the market (the "Select Equities Strategy"). The Leuthold Select Equities Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks.


The Adviser follows a universe of common stocks (mainly domestic) that:


      > Have a market capitalization in excess of $1.0 billion (adjusted for market conditions); and


      > Trade, on average, shares having a value of $6 million or more each day (adjusted for market conditions).

In determining which stocks to purchase, the Adviser calculates a quantitative index for each security in the universe of stocks it follows that is designed to identify those securities that the Adviser expects are most likely to increase in price or outperform the market (the "Opportunity Index"). In calculating the Opportunity Index, the Adviser considers twelve or more components. Some of the components include fundamental factors (such as price/earnings ratios or growth rates), technical factors (such as price movements) and market factors (such as institutional trading activity or insider buying or selling and the performance of stocks within groups).

The Adviser continuously updates its investment discipline and adjusts the Fund's portfolio as necessary to keep the Fund invested in stocks which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

SELECT INDUSTRIES STRATEGY


Leuthold Select Industries Fund utilizes a disciplined, unemotional, quantitative investment



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2   PROSPECTUS
approach that is based on the belief investors can achieve superior investment performance through group selection (the "Select Industries Strategy"). The Leuthold Select Industries Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks.


The Adviser believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 150 groups. The major types of groups the Adviser monitors are:

      > Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.


      > Thematic Broad Groups that may bridge a number of industries such as "Inflation Beneficiaries" or "Affluent Consumer".


      > Industry Specific Groups comprised of narrower themes. Examples include "Airlines," "Healthcare Facilities" or "Semiconductors".

The Adviser continuously updates its investment discipline and adjusts the Fund's portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.


LEUTHOLD UNDERVALUED & UNLOVED FUND

Leuthold Undervalued & Unloved Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies that are undervalued. The Fund refers to this investment strategy as the "Undervalued & Unloved" value screen. The "Undervalued & Unloved" value screen has been in existence for over 25 years and the Adviser has more recently included investments selected by this value screen in managed account and investment company portfolios. The Fund will invest in "value" stocks of companies of all sizes and industries.


The Adviser follows a universe of common stocks (mainly domestic) that meet minimum market capitalization and trading volume levels.

In determining which stocks to purchase, the Adviser implements a quantitative screening process for each security in the universe of stocks it follows that is designed to identify those securities that appear to be out-of-favor or overlooked, securities with prices that the Adviser believes are low in relation to their intrinsic value. In deriving a list of potential candidates, the Adviser considers seven or more screening criteria. Some of the screening criteria include fundamental factors (such as price/earnings ratios and dividend yield) and some include market factors (such as trading volume and market capitalization). The Fund may also invest in exchange-traded funds with similar objectives and characteristics to the Fund's strategy.



LEUTHOLD GLOBAL FUND

Leuthold Global Fund is a "flexible" fund, meaning that it allocates its investments among:

      > Common stocks and other equity securities from around the world (including common stocks and other securities sold short);

      > Bonds and other debt securities from around the world (other than money market instruments); and

      >      Money market instruments from around the world

in proportions which reflect the judgment of the Adviser of the potential returns and risks of each asset class.

The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and



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                                                                  PROSPECTUS   3
interest rate levels and trends, investor confidence and technical stock market measures. Normally, the Fund will invest at least 40% of its assets in securities from international markets, unless market conditions are not deemed favorable by the Adviser, in which case the Fund may invest less than 40% of its assets in securities from international markets. Specifically, the Fund expects that:

      > 30% to 70% of its assets will be invested in common stocks and other equity securities from international markets;

      > 30% to 70% of its assets will be invested in bonds and other debt securities (other than money market instruments) from international markets; and

      > up to 20% of its assets will be invested in money market instruments from around the world.

The Fund's investments in common stocks and other equity securities may consist of the following from around the world:

      >     Large, mid or small capitalization common stocks;

      >     Growth stocks, value stocks or cyclical stocks;

      >     Aggressive stocks or defensive stocks;

      >     Stocks in any industry or sector;

      >     Equity mutual funds and exchange-traded funds; and

      >     Options.

In investing in common stock and other equity securities, the Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (the "Global Group Strategy"). The Fund will invest in domestic and foreign companies of all sizes and industries as well as in "growth" stocks and "value" stocks.

The Adviser currently monitors about 90 global groups. The major types of groups the Adviser monitors are:

      > Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

      > Thematic Broad Groups that may bridge a number of industries such as "Inflation Beneficiaries" or "Affluent Consumer".

      > Industry Specific Groups comprised of narrower themes. Examples include "Airlines," "Healthcare Facilities" or "Semiconductors".

The Adviser continuously updates its investment discipline and adjusts the Fund's portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

The Fund may invest in investment grade corporate debt securities of companies in the United States and in other industrialized nations and emerging markets, and in debt securities issued by the United States government and foreign governments. The Fund may also invest in mutual funds and exchange-traded funds that invest in high yield securities commonly known as "junk bonds."

The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.


GRIZZLY SHORT FUND


Grizzly Short Fund sells stocks short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is



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4   PROSPECTUS
greater than the price of the stock when it was sold short. The aggregate amount of its outstanding short positions typically will be approximately equal to, or slightly less than, its net assets. When the Fund's outstanding short positions equal its net assets, it is "100% short." Like the Leuthold Select Equities Fund and the Leuthold Select Industries Fund, the Grizzly Short Fund utilizes a disciplined, unemotional, quantitative investment approach. The Grizzly Short Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However, the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss is likely.


The Adviser follows a universe of domestic common stocks that:


      > Have a market capitalization in excess of $1.0 billion (adjusted for market conditions); and

      > Trade, on average, shares having a value of $6 million or more each day (adjusted for market conditions).

The Fund generally will have outstanding approximately 60 to 90 stocks that it has sold short. The Fund may increase the number of stocks it sells short if market conditions warrant an increase. In determining which stocks to sell short, the Adviser calculates a quantitative index for each security that it follows that is designed to identify those securities that are most likely to decline in price or underperform the market (the "Vulnerability Index"). In calculating a Vulnerability Index the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. From time to time the Fund may sell short index-related securities. The Fund will do so to rapidly increase its short position.


The Fund also follows a disciplined approach in determining when to cover its short positions. The factors the Adviser considers in determining when to cover short positions include:

      >      Price movements of the stocks sold short;

      >      Changes in the Vulnerability Index;

      >      Daily trading volume of the stock; and

      > News and articles concerning the stock appearing in financial services and publications.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Investors in each of the Funds may lose money. There are risks associated with each Fund's principal investment strategies, and these principal risks are discussed below. For a discussion of any non-principal investment risks, see "Other Information About the Funds' Investment Objectives, Strategies and Risks".

LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND

      > MARKET RISK: The prices of the securities, particularly the common stocks, in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

      > INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

      > CREDIT RISK: The issuers of the bonds and other debt securities held by the Funds or by the mutual funds in which the Funds


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                                                                  PROSPECTUS   5
             invest may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

      > FOREIGN SECURITIES RISK: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Funds or by mutual funds in which the Funds invest may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Funds. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

      > SHORT SALES RISK: The Funds' investment performance will suffer if a security for which the Funds have effected a short sale appreciates in value. The Funds' investment performance may also suffer if the Funds are required to close out a short position earlier than they had intended. This would occur if the securities lender requires it to deliver the securities the Funds borrowed at the commencement of the short sale and the Funds were unable to borrow such securities from other securities lenders.

      > HIGH PORTFOLIO TURNOVER RISK: The Funds' annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

      > ASSET ALLOCATION RISK: The Funds' performance will also be affected by the Adviser's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Funds invest. For example, a Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Funds intend to assume only prudent investment risk, there will be periods in which the Funds underperform mutual funds that are willing to assume greater risk.



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6   PROSPECTUS

      > QUANTITATIVE INVESTMENT APPROACH RISK: The Funds utilize a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.


As a result, the Funds are a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Funds. The Adviser does not intend the Funds to be a fixed, balanced investment program. Rather, the Funds are intended to be a flexible core investment suitable for any long-term investor. Long-term investors may wish to supplement an investment in the Funds with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

LEUTHOLD SELECT EQUITIES FUND AND LEUTHOLD SELECT INDUSTRIES FUND

      > MARKET RISK: The Funds invest principally in common stocks. The prices of the stocks in which the Funds invest may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.

      > FOREIGN SECURITIES RISK: Some of the securities in which the Funds invest may be issued by foreign companies, either directly or through American Depository Receipts ("ADRs"). Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

      > HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which a Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

      > QUANTITATIVE INVESTMENT APPROACH RISK: The Funds utilize a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result the Funds are a suitable investment only for those investors having long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Funds.



LEUTHOLD UNDERVALUED & UNLOVED FUND


      > MARKET RISK: The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.

      > VALUE INVESTING RISK: The Fund invests in "value" stocks of companies of all sizes and industries. The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio


--------------------------------------------------------------------------------
                                                                  PROSPECTUS   7
             managers believe are their full values. From time to time "value" investment approaches fall out of favor with investors. During those periods, the Fund's relative performance may suffer.

      > SMALLER AND MEDIUM CAPITALIZATION COMPANIES RISK: The securities of smaller capitalization companies are generally riskier than larger capitalization companies since they don't have the financial resources or the well established businesses of the larger companies. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger capitalization companies. The returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies may be thinly traded, and purchases and sales may result in higher transaction costs. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

      > FOREIGN SECURITIES RISK: Some of the securities in which the Fund invests may be issued by foreign companies, either directly or through ADRs. Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

      > QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result, the Fund is a suitable investment only for those investors having long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.



LEUTHOLD GLOBAL FUND

      > MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

      > INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

      > CREDIT RISK: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds and exchange-traded



--------------------------------------------------------------------------------
8   PROSPECTUS
             funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

      > FOREIGN SECURITIES RISK: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds and exchange-traded funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

      > SHORT SALES RISK: The Fund's investment performance will suffer if a security for which the Fund has effected a short sale appreciates in value. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender requires it to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

      > HIGH PORTFOLIO TURNOVER RISK: The Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) would result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

      > ASSET ALLOCATION RISK: The Fund's performance will also be affected by the Adviser's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.



--------------------------------------------------------------------------------
                                                                  PROSPECTUS   9

      > QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for any long-term investor. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.



GRIZZLY SHORT FUND

      > MARKET RISK: The Fund sells securities short with the expectation that their prices will decline. However, the prices of the securities the Fund has sold short may rise for a number of reasons.

      > SHORT SALES RISK: The Fund's investment performance will suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

      > RISING STOCK MARKET RISK: The Fund typically will be approximately "100% short." Accordingly, in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.

      > HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The calculation of the Fund's portfolio turnover rate excludes purchases and sales of short positions. Consequently, the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

      > QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund.

However, because movements in the prices of the stocks the Fund has sold short are unlikely to correlate perfectly with the stocks in an investor's portfolio, such an investor could incur both a loss on the investor's stock portfolio and the investor's investment in the Fund.


4. HOW HAVE THE FUNDS PERFORMED?


The bar charts and tables that follow provide some indication of the risks of investing in the Funds (other than the Leuthold Global Fund, which has not had annual returns for a full calendar year) by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of



--------------------------------------------------------------------------------
10   PROSPECTUS
various indices. Performance information for the Leuthold Global Fund will be provided once it has annual returns for a full calendar year. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.


                         LEUTHOLD ASSET ALLOCATION FUND

TOTAL RETURN OF THE RETAIL SHARES
(per calendar year)

[BAR GRAPHIC]

    11.46%         -30.92%
    ------         -------
     2007           2008

--------------------------------

NOTE: DURING THE TWO YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 4.47% (QUARTER ENDED JUNE 30, 2007) AND THE LOWEST RETURN FOR A QUARTER WAS -18.72% (QUARTER ENDED DECEMBER 31, 2008).

The performance of Institutional Shares will differ from that shown above to the extent that the Classes do not have the same expense or inception date.


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)



                                              PAST            SINCE
                                              YEAR         INCEPTION(1)
                                         --------------   -------------
LEUTHOLD ASSET ALLOCATION
 FUND (RETAIL)
   Return Before Taxes                         (30.92)%        (7.85)%
   Return After Taxes on
    Distribution(2)                            (31.23)%        (8.40)%
   Return After Taxes on
    Distributions and Sale of
    Shares(2)                                  (19.74)%        (6.72)%
LEUTHOLD ASSET ALLOCATION
 FUND (INSTITUTIONAL)
   Return Before Taxes                         (30.83)%       (13.02)%
S&P 500(3)(5)                                  (36.99)%       (10.11)%
Lipper Flexible Fund
 Index(4)(6)                                   (30.02)%        (6.26)%



--------------------------------
(1) THE INCEPTION DATE FOR RETAIL SHARES IS MAY 24, 2006. THE INCEPTION DATE FOR INSTITUTIONAL SHARES IS JANUARY 31, 2007.
(2) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.

(3) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(4) THE LIPPER FLEXIBLE FUND INDEX IS AN INDEX OF MUTUAL FUNDS THAT ALLOCATE INVESTMENTS AMONG EQUITY AND DEBT SECURITIES.
(5)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.
(6)   REFLECTS NO DEDUCTION FOR TAXES.

--------------------------------------------------------------------------------
                                                                 PROSPECTUS   11

                          LEUTHOLD SELECT EQUITIES FUND


TOTAL RETURN
(per calendar year)

[BAR GRAPHIC]

    23.90%         -47.92%
    ------         -------
     2007           2008

--------------------------------

NOTE: DURING THE TWO YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 9.91% (QUARTER ENDED SEPTEMBER 30, 2007) AND THE LOWEST RETURN FOR A QUARTER WAS -27.58% (QUARTER ENDED DECEMBER 31, 2008).


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)



                                                       SINCE THE
                                                     INCEPTION DATE
                                        PAST          OF THE FUND
                                        YEAR         (MAY 24, 2006)
                                   --------------   ---------------
LEUTHOLD SELECT EQUITIES
 FUND
   Return Before Taxes                  (47.92)%         (15.64)%
   Return After Taxes on
    Distribution(1)                     (47.92)%         (15.94)%
   Return After Taxes on
    Distributions and Sale
    of Shares(1)                        (31.15)%         (13.09)%
S&P 500(2)(4)                           (36.99)%         (10.11)%
Russell 2000(3)(4)                      (33.79)%         (11.49)%


--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.
(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(3) THE RUSSELL 2000 IS AN INDEX COMPRISED OF 2,000 PUBLICLY TRADED SMALL CAPITALIZATION COMMON STOCKS THAT ARE RANKED IN TERMS OF CAPITALIZATION BELOW THE LARGE AND MID-RANGE CAPITALIZATION SECTORS OF THE UNITED STATES EQUITY MARKET.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

--------------------------------------------------------------------------------
12   PROSPECTUS

                       LEUTHOLD UNDERVALUED & UNLOVED FUND


TOTAL RETURN
(per calendar year)

[BAR GRAPHIC]

    -4.55%         -34.65%
    ------         -------
     2007           2008

--------------------------------

NOTE: DURING THE TWO YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 4.55% (QUARTER ENDED JUNE 30, 2007) AND THE LOWEST RETURN FOR A QUARTER WAS -23.66% (QUARTER ENDED SEPTEMBER 30, 2008).


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)



                                                          SINCE THE
                                                       INCEPTION DATE
                                        PAST             OF THE FUND
                                        YEAR         (NOVEMBER 14, 2006)
                                   --------------   --------------------
LEUTHOLD UNDERVALUED &
 UNLOVED FUND
   Return Before Taxes                  (34.65)%            (18.98)%
   Return After Taxes on
    Distribution(1)                     (34.82)%            (22.24)%
   Return After Taxes on
    Distributions and Sale of
    Shares(1)                           (22.24)%            (15.76)%
S&P 500(2)(4)                           (36.99)%            (16.67)%
Russell 3000 Value Index(3)(4)          (36.25)%            (18.44)%


--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.
(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(3) THE RUSSELL 3000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 3000 INDEX COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

--------------------------------------------------------------------------------
                                                                 PROSPECTUS   13

                               GRIZZLY SHORT FUND


TOTAL RETURN
(per calendar year)

[BAR GRAPHIC]

    22.11%    15.46%   -30.79%   -14.42%  -3.28%   -12.20%   6.60%   73.69%
    ------   -------   -------   -------  ------   -------   -----   ------
     2001     2002      2003      2004     2005     2006     2007     2008

--------------------------------

NOTE: DURING THE EIGHT YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 34.82% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST TOTAL RETURN FOR A QUARTER WAS -19.41% (QUARTER ENDED JUNE 30, 2003).


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)



                                                               SINCE THE
                                                            INCEPTION DATE
                                 PAST           PAST          OF THE FUND
                                 YEAR          5 YEARS      (JUNE 19, 2000)
                            -------------   ------------   ----------------
GRIZZLY SHORT FUND
   Return before
    taxes                     73.69%             6.12%            5.93%
   Return after taxes
    on distributions(1)       70.77%             4.70%            3.05%
   Return after taxes
    on distributions
    and sale of Fund
    shares(1)                 47.90%             4.33%            3.28%
S&P 500(2)(4)                (36.99)%           (2.19)%          (3.98)%
Russell 2000(3)(4)           (33.79)%           (0.89)%           0.81%


--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE RESULTED.
(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(3) THE RUSSELL 2000 IS AN INDEX COMPRISED OF 2,000 PUBLICLY TRADED SMALL CAPITALIZATION COMMON STOCKS THAT ARE RANKED IN TERMS OF CAPITALIZATION BELOW THE LARGE AND MID-RANGE CAPITALIZATION SECTORS OF THE UNITED STATES EQUITY MARKET.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

--------------------------------------------------------------------------------
14   PROSPECTUS

                          LEUTHOLD CORE INVESTMENT FUND


TOTAL RETURN OF THE RETAIL SHARES
(per calendar year)

[BAR GRAPHIC]

 9.57%  22.55%  -4.81%  -10.05%  47.18%   8.26%  14.58%  12.21%  19.00%  -27.44%
 -----  ------  ------  -------  ------   -----  ------  ------  ------  -------
 1999   2000    2001     2002     2003    2004    2005    2006    2007    2008

--------------------------------

NOTE: DURING THE TEN YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 16.63% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST TOTAL RETURN FOR A QUARTER WAS -14.71% (QUARTER ENDED DECEMBER 31, 2008).


The performance of Institutional Shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception date.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)



                                      PAST             PAST           PAST
                                      YEAR           5 YEARS        10 YEARS
                                 --------------   -------------   -----------
LEUTHOLD CORE INVESTMENT
 FUND (RETAIL)
   Return before taxes                (27.44)%         3.75%          7.36%
   Return after taxes on
    distributions(1)                  (27.71)%         2.25%          6.82%
   Return after taxes on
    distributions and sale of
    Fund shares(1)                    (17.59)%         2.95%          5.88%
LEUTHOLD CORE INVESTMENT
 FUND (INSTITUTIONAL)
   Return Before Taxes                (27.43)%         n/a            n/a
S&P 500(2)(4)                         (36.99)%        (2.19)%        (1.38)%
Lipper Flexible
Fund Index(3)(5)                      (30.02)%         0.14%          0.67%


--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.
(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(3) THE LIPPER FLEXIBLE FUND INDEX IS AN INDEX OF MUTUAL FUNDS THAT ALLOCATE INVESTMENTS AMONG EQUITY AND DEBT SECURITIES.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.
(5)   REFLECTS NO DEDUCTION FOR TAXES.

--------------------------------------------------------------------------------
                                                                 PROSPECTUS   15

                         LEUTHOLD SELECT INDUSTRIES FUND


TOTAL RETURN
(per calendar year)

   -13.16%   -30.41%   55.42%   10.94%  24.81%   12.62%   20.74%   -34.67%
   -------   -------   ------   ------  ------   ------   ------   -------
     2001     2002      2003     2004    2005     2006     2007     2008

--------------------------------

NOTE: DURING THE EIGHT YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 20.58% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST TOTAL RETURN FOR A QUARTER WAS -22.60% (QUARTER ENDED SEPTEMBER 30,
2002).


AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2008)



                                                                SINCE THE
                                                             INCEPTION DATE
                                 PAST            PAST          OF THE FUND
                                 YEAR           5 YEARS      (JUNE 19, 2000)
                            --------------   ------------   ----------------
LEUTHOLD SELECT
 INDUSTRIES FUND
   Return before
    taxes                        (34.67)%         4.23%            5.01%
   Return after taxes
    on distributions(1)          (34.67)%         2.91%            4.23%
   Return after taxes
    on distributions
    and sale of Fund
    shares(1)                    (22.54)%         3.61%            4.35%
S&P 500(2)(4)                    (36.99)%        (2.19)%          (3.98)%
Russell 2000(3)(4)               (33.79)%        (0.89)%           0.81%


--------------------------------

(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE RESULTED.
(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(3) THE RUSSELL 2000 IS AN INDEX COMPRISED OF 2,000 PUBLICLY TRADED SMALL CAPITALIZATION COMMON STOCKS THAT ARE RANKED IN TERMS OF CAPITALIZATION BELOW THE LARGE AND MID-RANGE CAPITALIZATION SECTORS OF THE UNITED STATES EQUITY MARKET.
(4) REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

--------------------------------------------------------------------------------
16   PROSPECTUS

                                FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                      LEUTHOLD          LEUTHOLD
                                                       ASSET             ASSET            LEUTHOLD        LEUTHOLD
                                                  ALLOCATION FUND   ALLOCATION FUND   SELECT EQUITIES   UNDERVALUED &
                                                      (RETAIL)      (INSTITUTIONAL)        FUND          UNLOVED FUND
                                                  ---------------   ---------------   ---------------   -------------
Maximum Sales Charge (Load) Imposed on Purchases  No Sales          No Sales          No Sales          No Sales
 (as a percentage of offering price)              Charge            Charge            Charge            Charge
Maximum Deferred ................................ No Deferred       No Deferred       No Deferred       No Deferred
 Sales Charge (Load)                              Sales Charge      Sales Charge      Sales Charge      Sales Charge
Maximum Sales Charge (Load) Imposed on .......... No Sales          No Sales          No Sales          No Sales
 Reinvested Dividends and Distributions           Charge            Charge            Charge            Charge
Redemption Fee .................................. 2%(1)(2)          2%(1)(2)          None(2)           2%(1)(2)
Exchange Fee .................................... 2%(1)(3)          2%(1)(3)          None(3)           2%(1)(3)


SHAREHOLDER FEES
(fees paid directly from your investment)



                                                     LEUTHOLD           LEUTHOLD
                                                    GLOBAL FUND       GLOBAL FUND
                                                     (RETAIL)       (INSTITUTIONAL)
                                                  --------------    ---------------
Maximum Sales Charge (Load) Imposed on Purchases  No Sales          No Sales
 (as a percentage of offering price)              Charge            Charge
Maximum Deferred ................................ No Deferred       No Deferred
 Sales Charge (Load)                              Sales Charge      Sales Charge
Maximum Sales Charge (Load) Imposed on .......... No Sales          No Sales
 Reinvested Dividends and Distributions           Charge            Charge
Redemption Fee .................................. 2%(1)(2)          2%(1)(2)
Exchange Fee .................................... 2%(1)(3)          2%(1)(3)


SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                     LEUTHOLD CORE      LEUTHOLD CORE    LEUTHOLD SELECT
                                                       GRIZZLY      INVESTMENT FUND    INVESTMENT FUND    INDUSTRIES
                                                     SHORT FUND         (RETAIL)      (INSTITUTIONAL)        FUND
                                                   -------------    ---------------   ----------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases ..No Sales         No Sales          No Sales           No Sales
 (as a percentage of offering price)               Charge           Charge            Charge             Charge
Maximum Deferred ..................................No Deferred      No Deferred       No Deferred        No Deferred
 Sales Charge (Load)                               Sales Charge     Sales Charge      Sales Charge       Sales Charge
Maximum Sales Charge (Load) Imposed on ............No Sales         No Sales          No Sales           No Sales
 Reinvested Dividends and Distributions            Charge           Charge            Charge             Charge
Redemption Fee ....................................None(2)          2%(1)(2)          2%(1)(2)           None(2)
Exchange Fee ......................................None(3)          2%(1)(3)          2%(1)(3)           None(3)

---------------
(1) IF YOU REDEEM OR EXCHANGE SHARES YOU HAVE OWNED FOR LESS THAN 5 BUSINESS DAYS, A 2% FEE WILL BE DEDUCTED FROM THE VALUE OF YOUR REDEMPTION OR EXCHANGE PROCEEDS. THIS FEE IS PAYABLE TO THE FUND. THE FUND MAY, IN ITS SOLE DISCRETION, WAIVE THIS FEE IN THE CASE OF DEATH, DISABILITY, HARDSHIP OR OTHER LIMITED CIRCUMSTANCES THAT DO NOT INDICATE MARKET TIMING STRATEGIES.
(2) OUR TRANSFER AGENT CHARGES A FEE OF $15.00 FOR EACH WIRE REDEMPTION.
(3) OUR TRANSFER AGENT CHARGES A FEE OF $5.00 FOR EACH TELEPHONE EXCHANGE.

--------------------------------------------------------------------------------
                                                                 PROSPECTUS   17

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                                      LEUTHOLD            LEUTHOLD
                                                       ASSET               ASSET              LEUTHOLD          LEUTHOLD
                                                  ALLOCATION FUND     ALLOCATION FUND     SELECT EQUITIES     UNDERVALUED &
                                                      (RETAIL)        (INSTITUTIONAL)           FUND          UNLOVED FUND
                                                 -----------------   -----------------   -----------------   --------------
Management Fees ..............................          0.90%               0.90%               1.00%             0.75%
Distribution (12b-1) Fees ....................          0.13%              None                 0.17%             0.12%
Other Expenses ...............................          0.31%               0.31%               0.39%             0.48%
                                                      ------              ------              ------            ------
 Service Fees ................................          None                None                None              None
 Dividend on Short Positions .................          0.11%               0.12%               0.00%             0.00%
 All remaining Other Expenses ................          0.20%               0.19%               0.39%             0.48%
Acquired Funds Fees and Expenses .............          0.11%(1)            0.11%(1)            0.01%(1)          0.01%(1)
Total Annual Fund Operating Expenses .........          1.45%(3)            1.32%(3)            1.57%(3)          1.36%(3)
                                                      ------              ------              ------            ------
Expense (Reimbursement) or Recovery ..........          0.00%               0.00%               0.24%(4)          0.15%(4)
                                                      ------              ------              ------            ------
Net Expenses .................................          1.45%               1.32%               1.81%(4)          1.51%(4)
                                                      ------              ------              ------            ------



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)



                                                     LEUTHOLD           LEUTHOLD
                                                   GLOBAL FUND        GLOBAL FUND
                                                     (RETAIL)       (INSTITUTIONAL)
                                                 ---------------   -----------------
Management Fees ..............................         1.25%              1.25%
Distribution (12b-1) Fees ....................         0.25%              None
Other Expenses ...............................         0.33%              0.36%
                                                      -----             ------
 Service Fees ................................         None               None
 Dividend on Short Positions .................         0.00%              0.00%
 All remaining Other Expenses ................         0.33%              0.36%
Acquired Funds Fees and Expenses .............         0.03%(1)           0.03%(1)
Total Annual Fund Operating Expenses .........         1.86%(3)           1.64%(3)
                                                     ------             ------
Expense (Reimbursement) or Recovery ..........         0.00%              0.00%
                                                     ------             ------
Net Expenses .................................         1.86%              1.64%
                                                     ------             ------



(See footnotes on page 19)


--------------------------------------------------------------------------------
18   PROSPECTUS

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


                                                                     LEUTHOLD CORE       LEUTHOLD CORE        LEUTHOLD SELECT
                                                     GRIZZLY        INVESTMENT FUND     INVESTMENT FUND          INDUSTRIES
                                                    SHORT FUND          (RETAIL)        (INSTITUTIONAL)             FUND
                                                 ---------------   -----------------   -----------------   ---------------------
Management Fees ..............................         1.25%              0.90%               0.90%                 1.00%
Distribution (12b-1) Fees ....................         None               None                None                  None
Other Expenses ...............................         1.96%              0.38%               0.28%                 0.30%
                                                     ------             ------              ------                ------
 Service Fees ................................         0.10%              0.10%               0.00%                 0.10%
 Dividend on Short Positions .................         1.71%              0.17%               0.17%                 0.00%
 All remaining Other Expenses ................         0.15%              0.11%               0.11%                 0.20%
Acquired Fund Fees and Expenses ..............         0.03%(1)           0.10%(1)            0.10%(1)              0.00%(1)(2)
Total Annual Fund Operating Expenses .........         3.24%(3)           1.38%(3)            1.28%(3)              1.30%
                                                     ------             ------              ------                ------
Expense (Reimbursement) or Recovery ..........         0.00%              0.00%               0.00%                 0.00%
                                                     ------             ------              ------                ------
Net Expenses .................................         3.24%              1.38%               1.28%                 1.30%
                                                     ------             ------              ------                ------


---------------

(1) THESE FUNDS INDIRECTLY BEAR A PRO RATA SHARE OF THE FEES AND EXPENSES OF EACH UNDERLYING FUND IN WHICH THEY INVEST. SINCE ACQUIRED FUND FEES AND EXPENSES ARE NOT DIRECTLY BORNE BY THE FUNDS, THEY ARE NOT REFLECTED IN THE FUNDS' FINANCIAL STATEMENTS, WITH THE RESULT THAT THE INFORMATION PRESENTED IN THE EXPENSE TABLE MAY DIFFER FROM THAT PRESENTED IN THE FINANCIAL HIGHLIGHTS.
(2) THE ACQUIRED FUND FEES AND EXPENSES OF THIS FUND WERE LESS THAN 0.01% AND ARE REFLECTED IN THE OTHER EXPENSES OF THE FUND.
(3) THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE RETAIL SHARES OF THE LEUTHOLD ASSET ALLOCATION FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.23%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INSTITUTIONAL SHARES OF THE LEUTHOLD ASSET ALLOCATION FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.09%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE LEUTHOLD SELECT EQUITIES FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.80%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE LEUTHOLD UNDERVALUED & UNLOVED FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.50%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE RETAIL SHARES OF THE LEUTHOLD GLOBAL FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.83%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INSTITUTIONAL SHARES OF THE LEUTHOLD GLOBAL FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.61%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE GRIZZLY SHORT FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.50%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE RETAIL SHARES OF THE LEUTHOLD CORE INVESTMENT FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.11%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INSTITUTIONAL SHARES OF THE LEUTHOLD CORE INVESTMENT FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.01%.
(4) THE ADVISER HAS AGREED TO WAIVE ITS ADVISORY FEE TO THE EXTENT NECESSARY TO INSURE THAT NET EXPENSES (EXCLUDING DIVIDENDS ON SHORT POSITIONS AND ACQUIRED FUND FEES AND EXPENSES) DO NOT EXCEED 1.50% OF THE AVERAGE DAILY NET ASSETS OF THE LEUTHOLD UNDERVALUED & UNLOVED FUND, AND 1.85% OF THE AVERAGE DAILY NET ASSETS OF THE LEUTHOLD SELECT EQUITIES FUND. THE ADVISER MAY RECOVER WAIVED FEES IN SUBSEQUENT YEARS.



--------------------------------------------------------------------------------
                                                                 PROSPECTUS   19

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       LEUTHOLD          LEUTHOLD
                         ASSET            ASSET          LEUTHOLD      LEUTHOLD
                      ALLOCATION        ALLOCATION        SELECT      UNDERVALUED
                         FUND              FUND          EQUITIES      & UNLOVED
                       (RETAIL)      (INSTITUTIONAL)       FUND          FUND
                     ------------   -----------------   ----------   ------------
1 Year ...........      $  148            $  134          $  184        $  154
3 Years ..........      $  459            $  418          $  519        $  445
5 Years ..........      $  792            $  723          $  878        $  759
10 Years .........      $1,735            $1,590          $1,888        $1,648




                       LEUTHOLD          LEUTHOLD
                         CORE              CORE           LEUTHOLD
                      INVESTMENT        INVESTMENT         SELECT       GRIZZLY
                         FUND              FUND          INDUSTRIES      SHORT
                       (RETAIL)      (INSTITUTIONAL)        FUND         FUND
                     ------------   -----------------   ------------   --------
1 Year ...........      $  140            $  130          $  132        $  327
3 Years ..........      $  437            $  406          $  412        $  998
5 Years ..........      $  755            $  702          $  713        $1,693
10 Years .........      $1,657            $1,545          $1,568        $3,540




                       LEUTHOLD          LEUTHOLD
                        GLOBAL            GLOBAL
                         FUND              FUND
                       (RETAIL)       (INSTITUTIONAL)
                     ------------    -----------------
1 Year ...........      $  189            $  167
3 Years ..........      $  585            $  517
5 Years ..........      $1,006            $  892
10 Years .........      $2,180            $1,944


                             OTHER INFORMATION ABOUT
                              THE FUNDS' INVESTMENT
                             OBJECTIVES, STRATEGIES
                                    AND RISKS


The Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund seek capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. These Funds' definition of long term investment success is making it and keeping it. The Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise. The Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund seek capital appreciation. The Leuthold Undervalued & Unloved Fund seeks capital appreciation and dividend income in amounts attainable by assuming only prudent investment risk over the long term.


Although they have no intention of doing so, each Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

Neither the Leuthold Select Equities Fund, the Leuthold Select Industries Fund, nor the Grizzly Short Fund will take temporary defensive positions. Although none of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Grizzly Short Fund's principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as "cover" for its short sales. Typically the obligations associated with the Grizzly Short Fund's outstanding short sales will be approximately equal to the Grizzly Short Fund's investments in money market instruments.


Unlike the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Undervalued & Unloved Fund and the Leuthold Global Fund may, in response to adverse market,



--------------------------------------------------------------------------------
20   PROSPECTUS
economic, political or other conditions, take temporary defensive positions. This means that these Funds may invest more than 20% of their assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). None of the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Undervalued & Unloved Fund and the Leuthold Global Fund will seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When these Funds are not taking a temporary defensive position, they still may hold some cash and money market instruments so that they can pay their expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of their normal asset allocation process. A description of how the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Undervalued & Unloved Fund and the Leuthold Global Fund allocate their assets and make individual securities selections follows.


HOW LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND ALLOCATE ASSETS

The Adviser allocates the Leuthold Asset Allocation Fund's investments and the Leuthold Core Investment Fund's investments among the three asset classes as follows:

FIRST, the Adviser analyzes the U.S. Government bond market with the goal of determining the risks and returns that U.S. Treasury securities present over the next one to five years.


NEXT, the Adviser assesses the probability that common stocks as an asset class will perform better than U.S. Treasury securities. In doing so, it considers The Leuthold Group's Major Trend Index. This proprietary index comprises over 190 individual components that The Leuthold Group evaluates weekly.


FINALLY, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to adjust the exposure of these Funds.

HOW LEUTHOLD ASSET ALLOCATION FUND AND LEUTHOLD CORE INVESTMENT FUND MAKE INDIVIDUAL SECURITY SELECTIONS

After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

For investments in bonds and debt securities (other than money market instruments) the Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating) and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund. These Funds may invest indirectly in fixed-income securities by investing in mutual funds or closed-end investment companies which invest in such securities. They may do so to obtain a diversified exposure to high yield or "junk" bonds.

For investments in common stocks and other equity securities, the Adviser uses the Select Equities Strategy as well as other quantitative investment strategies, including but not limited to, the "Undervalued & Unloved" value screen utilized by the Leuthold Undervalued & Unloved Fund for the Leuthold Asset Allocation Fund and the Select Industries Strategy for the Leuthold Core Investment Fund.

In addition to investing in individual stocks, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in mutual funds, exchange-traded funds, unit investment trusts or


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   21
closed-end investment companies which invest in a specific category of common stocks. The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may do so to obtain (a) exposure to international equity markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

HOW LEUTHOLD UNDERVALUED & UNLOVED FUND ALLOCATES ASSETS AND MAKES INDIVIDUAL SECURITY SELECTIONS

The Leuthold Undervalued & Unloved Fund invests mainly in common stocks of United States companies. The Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies that are undervalued. The Fund refers to this investment strategy as the "Undervalued & Unloved" value screen. The "Undervalued & Unloved" value screen has been in existence for over 25 years and the Adviser has more recently included investments selected by this value screen in managed account and investment company portfolios. The Fund will invest in "value" stocks of companies of all sizes and industries.

The Adviser follows a universe of common stocks (mainly domestic) that meet minimum market capitalization and trading volume levels.

In determining which stocks to purchase, the Adviser implements a quantitative screening process for each security in the universe of stocks it follows that is designed to identify those securities that appear to be out-of-favor or overlooked, securities with prices that the Adviser believes are low in relation to their intrinsic value. In deriving a list of potential candidates, the Adviser considers seven or more screening criteria. Some of the screening criteria include fundamental factors (such as price/earnings ratios and dividend yield) and some include market factors (such as trading volume and market capitalization). Regardless of the size of the company, a common thread in the Fund's investments is that the companies are selling at a substantial discount to their "intrinsic" value. The Fund may also invest in exchange-traded funds with similar objectives and characteristics to the Fund's strategy.

The prices of securities held by the Fund are monitored in relation to the Adviser's quantitative index for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's quantitative screening process, it may be sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. The Fund may invest a substantial portion of its assets in small and mid-capitalization companies. While small and mid-capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. Although profits in some Fund holdings may be realized quickly, it is not expected that the majority of the Fund's investments will appreciate rapidly.


HOW LEUTHOLD GLOBAL FUND ALLOCATES ASSETS
The Adviser allocates the Fund's investments among the three asset classes as follows:

FIRST, the Adviser analyzes the global bond market with the goal of determining the risks and returns that debt securities issued by governments and companies in the United States and in foreign countries present over the next one to five years.

NEXT, the Adviser assesses the probability that common stocks of United States and foreign companies as an asset class will perform better than the global bond market. In doing so, it considers The Leuthold Group's Global Major Trend Index. This proprietary index comprises over 100



--------------------------------------------------------------------------------
22   PROSPECTUS
individual components that The Leuthold Group evaluates weekly.

FINALLY, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to adjust the exposure of the Fund.

HOW LEUTHOLD GLOBAL FUND MAKES INDIVIDUAL SECURITY SELECTIONS

After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

For investments in bonds and debt securities (other than money market instruments) the Adviser will first compare the anticipated returns and risks of U.S. government debt securities, foreign government debt securities (without limitation as to rating) and domestic and foreign corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Fund. The Fund may invest indirectly in fixed-income securities by investing in mutual funds, exchange-traded funds or closed-end investment companies which invest in such securities. It may do so to obtain a diversified exposure to high yield or "junk" bonds.

For investments in common stocks and other equity securities, the Adviser uses the Global Group Strategy as well as other quantitative investment strategies.

In addition to investing in individual stocks, the Fund may invest in mutual funds, exchange-traded funds, unit investment trusts or closed-end investment companies which invest in a specific category of common stocks. The Fund may do so to obtain (a) exposure to certain foreign markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

ADDITIONAL RISKS FOR LEUTHOLD ASSET ALLOCATION FUND, LEUTHOLD CORE INVESTMENT FUND AND LEUTHOLD GLOBAL FUND

There are a number of risks associated with the various securities in which the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Leuthold Global Fund (unless otherwise noted) will at times invest. These include:


RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

RISKS ASSOCIATED WITH SMALL CAP STOCKS. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. These Funds may invest directly, or indirectly in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   23
active than the market for higher quality securities. This may limit the ability of the Funds, or investment companies in which they invest, to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If one of these Funds purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Funds' outstanding options does not exist.

ADDITIONAL COSTS ASSOCIATED WITH REGISTERED INVESTMENT COMPANIES. When one of the Funds invests in a registered investment company, the Fund's shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the registered investment companies in which the Fund invests.

RISKS ASSOCIATED WITH INVESTING IN METALS. Each of the Funds may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments the Fund may enter into agreements where it "pre-pays" for metals which are delivered at a later date ("Pre-Paid Physical Agreements"). The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. There is also the risk that parties that act as custodians for the metals held by the Fund or with which it has entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.

ADDITIONAL RISK FOR LEUTHOLD SELECT EQUITIES FUND

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If the Fund purchases a put or a call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Fund's outstanding options does not exist.


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information.


                                  MANAGEMENT OF
                                    THE FUNDS


LEUTHOLD WEEDEN CAPITAL MANAGEMENT MANAGES EACH FUND'S INVESTMENTS

Leuthold Weeden Capital Management is the investment adviser to each Fund. The Adviser's address is:



        ----------------------------------------------------------------
                            33 South Sixth Street
                            Suite 4600
                            Minneapolis, MN 55402
        ----------------------------------------------------------------


The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund's only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell. The following table identifies the annual investment advisory fee that each of the Funds pays to the Adviser:


--------------------------------------------------------------------------------
24   PROSPECTUS

Leuthold Asset Allocation Fund:          0.90%
Leuthold Select Equities Fund:           1.00%
Leuthold Undervalued & Unloved Fund:     0.75%
Leuthold Global Fund:                    1.25%
Grizzly Short Fund:                      1.25%
Leuthold Core Investment Fund:           0.90%
Leuthold Select Industries Fund:         1.00%


A discussion regarding the basis for the Board of Directors approving each of the investment advisory agreements with the Adviser is available in the Funds' latest annual report to shareholders for the period ending September 30.

The following table identifies the portfolio managers for each of the Funds. Unless otherwise noted, the portfolio managers are equally responsible for the day-to-day management of the Funds that they manage.

Leuthold Asset Allocation Fund:
-------------------------------
   Steven C. Leuthold          Andrew Engel, CFA
    (team leader)
   Matthew B. Paschke, CFA     Eric Bjorgen, CFA

Leuthold Select Equities Fund:
------------------------------
   Steven C. Leuthold          Matthew B. Paschke, CFA

Leuthold Undervalued & Unloved Fund:
------------------------------------
   James E. Floyd, CFA         Eric C. Bjorgen, CFA


Leuthold Global Fund:
---------------------
   Steven C. Leuthold          Douglas R. Ramsey, CFA
    (team leader)
   Matthew B. Paschke, CFA


Grizzly Short Fund:
-------------------

   Steven C. Leuthold          Greg M. Swenson, CFA
   Matthew B. Paschke, CFA


Leuthold Core Investment Fund:
------------------------------
   Steven C. Leuthold          Andrew Engel, CFA
    (team leader)
   Eric Bjorgen, CFA

Leuthold Select Industries Fund:
--------------------------------

   Steven C. Leuthold          Eric Bjorgen, CFA
   James E. Floyd, CFA



Mr. Leuthold is the chief investment officer and a managing member of the Adviser. Mr. Leuthold also has been Chairman and portfolio manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Bjorgen is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 1998. Mr. Engel is a portfolio manager and a member of the Adviser and has been a senior analyst of the Leuthold Group since 1995. Mr. Floyd is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since November, 1981. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Mr. Paschke is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2000. Mr. Ramsey is a portfolio manager of the Adviser and has been a Senior Analyst of the Leuthold Group since 2005. Prior to joining the Leuthold Group, Mr. Ramsey served as the Chief Investment Officer for Treis Capital Management from 2004 to 2005. Mr. Ramsey served as a portfolio manager for Principal Global Investors from 1997 through 2003.


The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

SERVICE PLANS

Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds.

These services may include:

      > assisting investors in processing purchase, exchange and redemption requests;


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   25

      >    processing dividend and distribution payments from the Funds;

      > providing information periodically to customers showing their positions in Fund shares;

      >    providing sub-accounting;

      >    forwarding communications from the Funds to their shareholders.

Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment.

The Institutional Shares of the Leuthold Core Investment Fund are not subject to any service fees.

12B-1 PLANS


Each of the Leuthold Asset Allocation Fund (Retail Shares), the Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund and the Leuthold Global Fund (Retail Shares) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the four Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Institutional Shares of the Leuthold Asset Allocation Fund and the Leuthold Global Fund are not subject to any distribution (12b-1) fees.


                             THE FUNDS' SHARE PRICES

The price at which investors purchase shares of a Fund and at which shareholders redeem shares of a Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If market quotations are not available or reliable, each Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the applicable Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the applicable Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Funds value most money market instruments they hold at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase orders that they receive and accept and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.


Leuthold Asset Allocation Fund's NASDAQ symbol for its Retail Shares is "LAALX" and its Institutional Shares is "LAAIX". Leuthold Select Equities NASDAQ symbol is "LSEQX". Leuthold Undervalued & Unloved Fund's NASDAQ symbol is "UGLYX". Leuthold Global Fund's NASDAQ symbol for its Retail Shares is "GLBLX" and its Institutional Shares is "GLBIX." Grizzly Short Fund's NASDAQ symbol is "GRZZX". Leuthold Core Investment Fund's NASDAQ symbol for its



--------------------------------------------------------------------------------
26   PROSPECTUS

Retail Shares is "LCORX" and its Institutional Shares is "LCRIX". Leuthold Select Industries Fund's NASDAQ symbol is "LSLTX".

                                PURCHASING SHARES

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

ELIGIBLE PURCHASES

Effective at the close of business on March 31, 2006, the Retail Shares of the Leuthold Core Investment Fund and the Leuthold Select Industries Fund closed to new investors, except as described below, and effective at the close of business on January 31, 2008, the Institutional Shares of the Leuthold Core Investment Fund closed to new investors, except as described below.

Shareholders of the Retail Shares and Institutional Shares of the Leuthold Core Investment Fund and the Retail Shares of the Leuthold Select Industries Fund as of the applicable close date may continue to reinvest dividends and capital gains distributions.

If you are a participant in a retirement plan in which the Retail Shares or Institutional Shares of the Leuthold Core Investment Fund or the Retail Shares of the Leuthold Select Industries Fund have been designated as an available investment option, but not including an Individual Retirement Account (IRA), after the close date, you may open a new account and add to an existing account in the Retail Shares or Institutional Shares of the Leuthold Core Investment Fund or the Retail Shares of the Leuthold Select Industries Fund.

The Funds may also allow new investments in their sole discretion in other circumstances. The Funds reserve the right, at any time, to re-open or modify the extent to which future sales of shares are limited.

HOW TO PURCHASE SHARES FROM THE FUNDS

      >      Read this Prospectus carefully.


      > Determine how much you want to invest, keeping in mind the following minimums. (The Funds reserve the right to waive or reduce the minimum initial investment amounts described below for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders):



  NEW ACCOUNTS
  Leuthold Asset Allocation
  Fund
  (Institutional Class) ......................   $1,000,000
  Leuthold Core Investment
  Fund (Institutional Class) .................   $1,000,000
  Leuthold Global
  Fund (Institutional Class) .................   $1,000,000
  Individual Retirement
  Accounts (other than
  Institutional Class) .......................   $    1,000
  Coverdell Education
  Savings Account ............................   $    1,000
  All other accounts .........................   $   10,000*


--------------------------------

* THE FUNDS MAY, BUT ARE NOT REQUIRED TO, ACCEPT INITIAL INVESTMENTS OF NOT LESS THAN $1,000 FROM INVESTORS WHO ARE RELATED TO, OR AFFILIATED WITH, SHAREHOLDERS WHO HAVE INVESTED $10,000 IN THE FUNDS.


  EXISTING ACCOUNTS
  Dividend reinvestment ....................   No Minimum
  Automatic Investment Plan ................   $ 50
  All other accounts .......................   $100

      > Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   27

             Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Mailing addresses containing only a P. O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

      > Make your check payable to "Leuthold Asset Allocation Fund", "Leuthold Select Equities Fund", "Leuthold Undervalued & Unloved Fund", "Leuthold Global Fund," "Grizzly Short Fund," "Leuthold Core Investment Fund" or "Leuthold Select Industries Fund" as applicable. All checks must be in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated online bill paychecks or any conditional order or payment. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR ANY REASON. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.


Send the application and check to:

--------------------------------------------------
     FOR FIRST CLASS MAIL
     Leuthold Funds, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701 Milwaukee, WI 53201-0701

     FOR OVERNIGHT DELIVERY SERVICE
     OR REGISTERED MAIL
     Leuthold Funds, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     615 East Michigan Street, 3rd Floor
     Milwaukee, WI 53202-5207
--------------------------------------------------

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you are making an initial investment in the Funds, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds.

FUNDS SHOULD BE WIRED TO:

--------------------------------------------------
     U.S. Bank, N.A.
     777 E. Wisconsin Ave.
     Milwaukee, WI 53202
     ABA #075000022

     CREDIT:
     U.S. Bancorp Fund Services, LLC
     Account #112-952-137

     FURTHER CREDIT:
     (name of Fund to be purchased)
     (shareholder registration)
     (shareholder account number)
--------------------------------------------------


--------------------------------------------------------------------------------
28   PROSPECTUS

PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


CHOOSING A SHARE CLASS FOR THE LEUTHOLD ASSET ALLOCATION FUND, THE LEUTHOLD CORE INVESTMENT FUND OR THE LEUTHOLD GLOBAL FUND Each of the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Leuthold Global Fund offer two classes of shares, Retail Shares and Institutional Shares. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Retail Shares of the Leuthold Asset Allocation Fund and the Leuthold Global Fund are subject to distribution (12b-1) fees of up to 0.25% of the applicable Fund's average daily net assets allowable to Retail Shares, whereas Institutional Shares are not subject to any distribution fees. Retail Shares of the Leuthold Core Investment Fund are subject to an annual service fee of up to 0.25% of the Fund's average daily net assets allocable to Retail Shares, whereas Institutional Shares are not subject to any service fees.

Retail Shares for open Funds are available for purchase by all types of investors. Institutional Shares are available only to shareholders who invest directly in the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund or the Leuthold Global Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Institutional Shares.


If you qualify as a purchaser of Institutional Shares, but your account is invested in Retail Shares, you may convert your Retail Shares to Institutional Shares based on the relative net asset values of the two Classes on the conversion date.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.


The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Depending on your Servicing Agent's arrangements with the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund or the Leuthold Global Fund, you may qualify to purchase Institutional Shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class for the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund or the Leuthold Global Fund" above for more information or contact your Servicing Agent. Servicing agents may:


      > Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Funds' minimum purchase requirement.

      > Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. Please contact your Servicing Agent for


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   29
             information regarding cut-off times for trading the Funds.

      > Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

      > Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

      > Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.


If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.


OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

The Funds may reject any share purchase application for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.


The Funds offer a telephone purchase option for subsequent purchases pursuant to which money will be moved from the shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp Fund Services, LLC receives the purchase order. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one



--------------------------------------------------------------------------------
30   PROSPECTUS
owner or authorized person. The minimum transaction amount for a telephone purchase is $100.


The Funds offer the following retirement plans:

                            TRADITIONAL IRA
                            ROTH IRA
                            SEP IRA
                            SIMPLE IRA

The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling 1-800-273-6886.


                                REDEEMING SHARES


HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

      >      account number(s)

      >      the amount of money or number of shares being redeemed

      >      the name(s) on the account

      >      daytime phone number

      > additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee will be required for the following situations:


      > When redemption proceeds are payable or sent to any person, address or bank account not on record.


      > The redemption request is received within 30 days after an address change.

      >      If ownership is changed on your account.

      >      When establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:

--------------------------------------------------
      FOR FIRST CLASS MAIL
      Leuthold Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701 Milwaukee, WI 53201-0701

      FOR OVERNIGHT DELIVERY SERVICE
      OR REGISTERED MAIL
      Leuthold Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street, 3rd Floor
      Milwaukee, WI 53202-5207
--------------------------------------------------

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   31

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account, or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.


Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.


Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW TO REDEEM USING A SYSTEMATIC WITHDRAWAL PLAN


Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Funds and you may terminate the Plan, by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date. The Systematic Withdrawal Plan is not available to holders of Institutional Shares of the Leuthold Asset Allocation, the Leuthold Core Investment Fund or the Leuthold Global Fund.


A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

      > U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

      > U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

      > A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

      > For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the


--------------------------------------------------------------------------------
32   PROSPECTUS
             redemption proceeds typically on the business day following the redemption, but no later than the seventh day after it receives the written request in proper form with all required information.


      > For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes 2 to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.


      > Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


      > The Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund and the Leuthold Core Investment Fund impose a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee) or shares redeemed through designated systematic withdrawal plans.


OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Funds, shareholders should consider the following:


      >      The redemption may result in a taxable gain.

      > Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.


      > The Funds may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.


      > If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).


      > U.S. Bancorp Fund Services, LLC will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.


      >      U.S.   Bancorp  Fund  Services,   LLC  will  not  accept  telephone
             redemption requests made within 30 days after an address change.

      > The Funds reserve the right to refuse a telephone redemption request if it believes


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   33
             it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

      > U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

      > If your account balance falls below $1,000 with respect to Retail Shares, or falls below $1,000,000 with respect to Institutional
             Shares, for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more, or $1,000,000 or more, as applicable. If you do not, the Fund may close your account and mail the redemption proceeds to you, or, with respect to Institutional Shares, the Fund may convert your Institutional Shares to Retail Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Shares.


FREQUENT PURCHASES AND REDEMPTIONS OF SHARES OF THE FUNDS


Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of such Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund and the Leuthold Core Investment Fund by:


1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of fund shares;

2. Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in these Funds, including those who invest through omnibus accounts at intermediaries such as broker-dealers. These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or


--------------------------------------------------------------------------------
34   PROSPECTUS
plan document for information about how the redemption fee for transactions in the intermediary's omnibus accounts works and any differences between the Fund's redemption fee procedures and the intermediary's redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although these Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur. These Funds may, in their sole discretion, waive the redemption fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies.


The Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund other shareholders. The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Equities Fund and the Leuthold Select Industries Fund are offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Asset Allocation Fund, the Leuthold Global Fund or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund. Although the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.


                                EXCHANGING SHARES


ELIGIBLE FUNDS


Retail Class shares of the Funds may be exchanged for shares of:


      >    Leuthold Asset Allocation Fund (Retail Class only)

      >    Leuthold Select Equities Fund

      >    Leuthold Undervalued & Unloved Fund


      >    Leuthold Global Fund (Retail Class only)


      >    Grizzly Short Fund

      > Leuthold Core Investment Fund (Retail Class only, if open for investment)

      >    Leuthold Select Industries Fund (if open for investment)

      >    First American Prime Obligations Fund


at their relative net asset values. Institutional Class shares of the Funds may be exchanged for Retail Class shares or Institutional Class shares of the other Leuthold Funds or for shares of the First American Prime Obligations Fund at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC, advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for a prospectus describing First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund and the Leuthold Core Investment Fund impose a fee equal to 2% of the dollar value of the shares exchanged within 5 business days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.



--------------------------------------------------------------------------------
                                                                 PROSPECTUS   35

The exchange fee operates in the same manner as the redemption fee discussed under the caption "Frequent Purchases and Redemptions of Shares of the Funds" on page 34, including the ability of the Funds to waive the exchange fee in certain limited circumstances.


HOW TO EXCHANGE SHARES

1. Read this Prospectus (and, if applicable, the prospectus for First American Prime Obligations Fund) carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.


3. Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.



                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES

The Funds distribute  substantially all of their net investment income quarterly
and  substantially  all  of  their  capital  gains  annually.   You  have  three
distribution options:

AUTOMATIC REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.

CASH DIVIDEND OPTION -- Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds.

ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder's account at the Funds' then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-273-6886.


Each Fund's distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income (although a portion of each Fund's dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the applicable Fund holds the assets generating the capital gains). The Leuthold Asset Allocation Fund, the Leuthold Global Fund and the Leuthold Core Investment Fund expect that normally their distributions will consist of both ordinary income (including dividend income) and long-term capital gains. The Leuthold Select Equities Fund and the Leuthold Select Industries Fund expect that their distributions will consist primarily of long-term and short-term capital gains. The Leuthold Undervalued & Unloved Fund expects that its distributions will consist primarily of long-term capital gain and dividend income. The Grizzly Short Fund expects that normally its distributions will consist of both ordinary income (not including dividend income) and short-term capital gains.



--------------------------------------------------------------------------------
36   PROSPECTUS

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of its operations Certain information reflects financial results for a single Fund share outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Annual Report which is available upon request.


LEUTHOLD ASSET ALLOCATION FUND -- RETAIL


                                                                                                    PERIOD FROM
                                                            YEAR ENDED          YEAR ENDED        MAY 24, 2006(1)
                                                          SEPTEMBER 30,        SEPTEMBER 30,          THROUGH
PER SHARE DATA:(2)                                             2008                2007          SEPTEMBER 30, 2006
----------------------------------------------------   -------------------   ----------------   -------------------
Net asset value, beginning of period ...............     $        11.43        $      9.73          $      10.00
                                                         --------------        -----------          ------------
Income (loss) from investment operations:
 Net investment income(3) ..........................               0.20               0.16                  0.03
 Net realized and unrealized gains (losses)
  on investments and short positions ...............              (1.80)              1.72                 (0.30)
                                                         --------------        -----------          ------------
 Total from investment operations ..................              (1.60)              1.88                 (0.27)
                                                         --------------        -----------          ------------
Less distributions:
 From net investment income ........................              (0.20)              (0.18)                  --
 From net realized gains ...........................              (0.18)                 --                   --
                                                         --------------        ------------         ------------
 Total distributions ...............................              (0.38)              (0.18)                  --
                                                         --------------        ------------         ------------
Net asset value, end of period .....................     $         9.45        $      11.43         $       9.73
                                                         ==============        ============         ============
Total return .......................................             (14.45)%             19.46%               (2.70)%(4)
Supplemental data and ratios:
 Net assets, end of period .........................     $1,205,840,473        $566,453,346         $ 77,573,030
Ratio of expenses to average net assets:
 Before expense reimbursement(5) ...................              1.34%               1.43%                 1.78%
 After expense reimbursement(5) ....................              1.34%               1.43%                 1.73%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement(6) ...................              1.99%               1.97%                 2.71%
 After expense reimbursement(6) ....................              1.99%               1.97%                 2.76%
Portfolio turnover rate(7) .........................            197.96%             196.15%                26.83%


---------------


(1) COMMENCEMENT OF SHARE CLASS OPERATIONS.

(2) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(3) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.

(4) NOT ANNUALIZED.
(5) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDE DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.23% AND 1.23%,
    RESPECTIVELY,  FOR THE YEAR  ENDED  SEPTEMBER  30,  2008,  1.32% AND  1.32%,
    RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2007, 1.55% AND 1.50%, RESPECTIVELY, FOR THE PERIOD ENDED SEPTEMBER 30, 2006.
(6) THE NET INVESTMENT INCOME RATIOS INCLUDE DIVIDENDS ON SHORT POSITIONS.

(7) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   37

LEUTHOLD ASSET ALLOCATION FUND -- INSTITUTIONAL


                                                                                                  PERIOD FROM
                                                                             YEAR ENDED       JANUARY 31, 2007(1)
                                                                           SEPTEMBER 30,            THROUGH
PER SHARE DATA:(2)                                                              2008          SEPTEMBER 30, 2007
----------------------------------------------------------------------   -----------------   --------------------
Net asset value, beginning of period .................................      $     11.44          $      10.53
                                                                            -----------          ------------
Income (loss) from investment operations:
 Net investment income(3) ............................................             0.21                  0.12
 Net realized and unrealized gains on investments and short positions             (1.81)                 0.92
                                                                            -----------          ------------
 Total from investment operations ....................................            (1.60)                 1.04
                                                                            -----------          ------------
Less distributions:
 From net investment income ..........................................            (0.21)                (0.13)
 From net realized gains .............................................            (0.18)                   --
                                                                            -----------          ------------
 Total Distributions .................................................            (0.39)                (0.13)
                                                                            -----------          ------------
Net asset value, end of period .......................................      $      9.45          $      11.44
                                                                            ===========          ============
Total return .........................................................           (14.42)%                9.95%(4)
Supplemental data and ratios:
 Net assets, end of period ...........................................      $683,852,979         $189,777,479
Ratio of expenses to average net assets:
 Before expense reimbursement(5) .....................................             1.21%                 1.22%
 After expense reimbursement(5) ......................................             1.21%                 1.22%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement(6) .....................................             2.12%                 2.11%
 After expense reimbursement(6) ......................................             2.12%                 2.11%
Portfolio turnover rate(7) ...........................................           197.96%               196.15%


---------------

(1) COMMENCEMENT OF SHARE CLASS OPERATIONS.

(2) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(3) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.

(4) NOT ANNUALIZED.
(5) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDE DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.09% AND 1.09%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2008, AND 1.08% AND 1.08%, RESPECTIVELY, FOR THE PERIOD ENDED SEPTEMBER 30, 2007.

(6) THE NET INVESTMENT INCOME RATIOS INCLUDE DIVIDENDS ON SHORT POSITIONS.
(7) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.


--------------------------------------------------------------------------------
38   PROSPECTUS

LEUTHOLD SELECT EQUITIES FUND


                                                                                                              PERIOD FROM
                                                                           YEAR ENDED       YEAR ENDED      MAY 24, 2006(1)
                                                                          SEPTEMBER 30,    SEPTEMBER 30,        THROUGH
PER SHARE DATA:(2)                                                            2008             2007        SEPTEMBER 30, 2006
----------------------------------------------------------------------- ---------------- ---------------- -------------------
Net asset value, beginning of period ..................................    $    12.31       $     9.15        $     10.00
                                                                           ----------       ----------        -----------
Income (loss) from investment operations:
 Net investment income (loss)(3) ......................................         (0.02)           (0.04)             (0.01)
 Net realized and unrealized gains (losses) on investments and short
  positions ...........................................................         (3.34)            3.20              (0.84)
                                                                           ----------       ----------        -----------
 Total from investment operations .....................................         (3.36)            3.16              (0.85)
                                                                           ----------       ----------        -----------
Less distributions: ...................................................
 From net realized gains ..............................................         (0.30)              --                 --
 Return of capital ....................................................         (0.02)              --                 --
                                                                           ----------       ----------        -----------
 Total distributions ..................................................         (0.32)              --                 --
                                                                           ----------       ----------        -----------
Net asset value, end of period ........................................    $     8.63       $    12.31        $      9.15
                                                                           ==========       ==========        ===========
Total return ..........................................................        (27.98)%          34.54%             (8.50)%(4)
Supplemental data and ratios:
 Net assets, end of period ............................................    $20,972,041      $16,442,723       $ 3,281,715
Ratio of expenses to average net assets:
 Before expense reimbursement or recovery .............................          1.56%            2.16%             6.20%
 After expense reimbursement or recovery ..............................          1.80%            1.85%             1.85%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement .........................................          0.04%          (1.01)%           (4.74)%
 After expense reimbursement ..........................................         (0.20)%         (0.70)%           (0.39)%
Portfolio turnover rate ...............................................        198.28%          191.08%            88.00%


---------------
(1) COMMENCEMENT OF OPERATIONS.
(2) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(3) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.

(4) NOT ANNUALIZED.


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   39

LEUTHOLD UNDERVALUED & UNLOVED FUND


                                                                                                         PERIOD FROM
                                                                                     YEAR ENDED      NOVEMBER 14, 2006(1)
                                                                                   SEPTEMBER 30,           THROUGH
PER SHARE DATA:(2)                                                                      2008          SEPTEMBER 30, 2007
-------------------------------------------------------------------------------   ---------------   ---------------------
Net asset value, beginning of period ..........................................     $     10.12           $     10.00
                                                                                    -----------           -----------
Income (loss) from investment operations:
 Net investment income(3) .....................................................            0.14                  0.11
 Net realized and unrealized gains (losses) on investments and short positions            (1.97)                 0.12
                                                                                    -----------           -----------
 Total from investment operations .............................................           (1.83)                 0.23
                                                                                    -----------           -----------
Less distributions:
 From net investment income ...................................................           (0.12)                (0.11)
                                                                                    -----------           -----------
 Total distributions ..........................................................           (0.12)                (0.11)
                                                                                    -----------           -----------
Net asset value, end of period ................................................     $      8.17           $     10.12
                                                                                    ===========           ===========
Total return ..................................................................          (18.23)%                2.30%(4)
Supplemental data and ratios:
 Net assets, end of period ....................................................     $20,201,370           $11,425,370
Ratio of expenses to average net assets:
 Before expense reimbursement or recovery .....................................            1.35%                 2.03%
 After expense reimbursement or recovery ......................................            1.50%                 1.50%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement .................................................            1.79%                 1.00%
 After expense reimbursement ..................................................            1.64%                 1.53%
Portfolio turnover rate .......................................................          110.14%                56.25%


---------------
(1) COMMENCEMENT OF OPERATIONS.
(2) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(3) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.

(4) NOT ANNUALIZED.


--------------------------------------------------------------------------------
40   PROSPECTUS

LEUTHOLD GLOBAL FUND - RETAIL

                                                                              PERIOD FROM
                                                                            JULY 1, 2008(1)
                                                                                THROUGH
PER SHARE DATA:(2)                                                         SEPTEMBER 30, 2008
----------------------------------------------------------------------   ---------------------
Net asset value, beginning of period .................................       $       10.00
                                                                             -------------
Income (loss) from investment operations:
 Net investment income(3) ............................................                0.03
 Net realized and unrealized gains on investments and short positions                (1.52)
                                                                             -------------
 Total from investment operations ....................................               (1.49)
                                                                             -------------
Net asset value, end of period .......................................       $        8.51
                                                                             =============
Total return .........................................................              (14.04)%(4)
Supplemental data and ratios:
 Net assets, end of period ...........................................       $  19,940,804
Ratio of expenses to average net assets:
 Before expense reimbursement ........................................                1.83%
 After expense reimbursement .........................................                1.83%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement ........................................                2.01%
 After expense reimbursement .........................................                2.01%
Portfolio turnover rate ..............................................               62.34%

---------------
(1) COMMENCEMENT OF SHARE CLASS OPERATIONS.
(2) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(3) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(4) NOT ANNUALIZED.

--------------------------------------------------------------------------------
                                                                 PROSPECTUS   41

LEUTHOLD GLOBAL FUND - INSTITUTIONAL


                                                                              PERIOD FROM
                                                                            APRIL 30,2008(1)
                                                                                THROUGH
PER SHARE DATA:(2)                                                         SEPTEMBER 30, 2008
----------------------------------------------------------------------   ---------------------
Net asset value, beginning of period .................................       $       10.00
                                                                             -------------
Income (loss) from investment operations:
 Net investment income(3) ............................................                0.04
 Net realized and unrealized gains on investments and short positions                (1.53)
                                                                             -------------
 Total from investment operations ....................................               (1.49)
                                                                             -------------
Net asset value, end of period .......................................       $        8.51
                                                                             =============
Total return .........................................................              (14.90)%(4)
Supplemental data and ratios:
 Net assets, end of period ...........................................       $  51,045,894
Ratio of expenses to average net assets:
 Before expense reimbursement(5) .....................................                1.61%
 After expense reimbursement(5) ......................................                1.61%
Ratio of net investment income to average net assets:
 Before expense reimbursement ........................................                2.20%
 After expense reimbursement .........................................                2.20%
Portfolio turnover rate ..............................................               62.34%


---------------

(1) COMMENCEMENT OF SHARE CLASS OPERATIONS.

(2) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(3) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(4) NOT ANNUALIZED.
(5) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.60% AND 1.60%, RESPECTIVELY, FOR THE PERIOD ENDED SEPTEMBER 30, 2008.


--------------------------------------------------------------------------------
42   PROSPECTUS

GRIZZLY SHORT FUND


                                                                         YEARS ENDED SEPTEMBER 30,
                                              ----------------------------------------------------------------------------------
PER SHARE DATA:(1)                               2008              2007             2006              2005              2004
------------------------------------------   ------------      -----------      -----------       -----------       ------------
Net asset value, beginning of year .......   $       4.88      $      5.69      $      6.72       $      7.56       $      8.93
                                             ------------      -----------      -----------       -----------       -----------
Income (loss) from investment operations:
 Net investment income (loss)(2) .........           0.12             0.31             0.36              0.08             (0.14)
 Net realized and unrealized gains
  (losses) on short positions ............           2.44            (0.81)           (1.04)            (0.84)            (1.23)
                                             ------------      -----------      -----------       -----------       -----------
 Total from investment operations ........           2.56            (0.50)           (0.68)            (0.76)            (1.37)
                                             ------------      -----------      -----------       -----------       -----------
Less distributions:
 From net investment income ..............          (0.12)           (0.31)           (0.35)            (0.08)               --
 Return of capital .......................             --               --               --                --(3)             --
                                             ------------      -----------      -----------       -----------       -----------
 Total distributions .....................          (0.12)           (0.31)           (0.35)            (0.08)               --
                                             ------------      -----------      -----------       -----------       -----------
Net asset value, end of year .............   $       7.32      $      4.88      $      5.69       $      6.72       $      7.56
                                             ============      ===========      ===========       ===========       ===========
Total return .............................          53.43%           (8.82)%         (10.23)%         (10.00)%           (15.34)%
Supplemental data and ratios:
 Net assets, end of year .................   $135,738,825      $76,664,501      $48,722,993       $54,684,868       $21,754,861
Ratio of expenses to average net
 assets:
  Before expense reimbursement(4) ........           3.21%            2.86%            2.93%             2.94%             3.60%
  After expense reimbursement(4) .........           3.21%            2.86%            2.93%             2.94%             3.60%
Ratio of net investment income (loss) to
 average net assets:
  Before expense reimbursement(5) ........           2.01%            6.40%            5.57%             1.66%            (2.31)%
  After expense reimbursement(5) .........           2.01%            6.40%            5.57%             1.66%            (2.31)%
Portfolio turnover rate(6) ...............              0%               0%               0%                0%                0%


---------------
(1) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST  CENT.
(2) NET INVESTMENT INCOME (LOSS) PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(3) LESS THAN ONE CENT PER SHARE.
(4) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT OR RECOVERY AND AFTER EXPENSE REIMBURSEMENT OR RECOVERY RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.50% AND 1.50%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2008, 1.61% AND 1.61%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2007, 1.57% AND 1.57%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2006, 1.77% AND 1.77%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2005, AND 2.12% AND 2.12%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2004.
(5) THE  NET  INVESTMENT   INCOME  (LOSS)  RATIOS  INCLUDE  DIVIDENDS  ON  SHORT
    POSITIONS.
(6) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   43

LEUTHOLD CORE INVESTMENT FUND - RETAIL


PER SHARE DATA:(1)                                                    YEARS ENDED SEPTEMBER 30,
-----------------------------------    ------------------------------------------------------------------------------------------
                                            2008                2007                2006               2005              2004
                                       --------------      --------------      -------------      -------------     -------------
Net asset value, beginning of
 year .............................    $        21.18      $        17.45      $       17.50      $       15.49     $     13.39
                                       --------------      --------------      -------------      -------------     ------------
Income from investment
 operations:
 Net investment income(2) .........              0.26                0.39               0.43               0.09               --
 Net realized and unrealized
  gains (losses) on investments
  and short positions .............             (2.18)               3.81               0.68               2.65             2.15
                                       --------------      --------------      -------------      -------------     ------------
 Total from investment
  operations ......................             (1.92)               4.20               1.11               2.74             2.15
                                       --------------      --------------      -------------      -------------     ------------
Less distributions:
 From net investment income .......             (0.31)              (0.38)             (0.42)             (0.09)              --
 In excess of net investment
  income ..........................                --                  --                 --                 --            (0.05)
 From net realized gains ..........             (3.75)              (0.09)             (0.74)             (0.64)              --
                                       --------------      --------------     --------------     --------------     ------------
 Total distributions ..............             (4.06)              (0.47)             (1.16)             (0.73)           (0.05)
                                       --------------      --------------     --------------     --------------     ------------
Net asset value, end of year ......    $        15.20      $        21.18     $        17.45     $        17.50     $      15.49
                                       ==============      ==============     ==============     ==============     ============
Total return ......................            (11.48)%             24.32%              6.64%             18.26%           16.03%
Supplemental data and ratios:
 Net assets, end of year ..........    $1,103,832,039      $1,574,861,576     $1,490,923,347     $1,112,947,051     $511,455,363
Ratio of expenses to average net
 assets:
 Before expense
  reimbursement(3) ................              1.28%               1.15%              1.39%              1.74%           1.37%
 After expense
  reimbursement(3) ................              1.28%               1.15%              1.39%              1.74%           1.37%
Ratio of net investment income
 (loss) to average net assets: Before expense
  reimbursement(4) ................              1.51%               1.96%              2.51%              0.67%          (0.03)%
 After expense
  reimbursement(4) ................              1.51%               1.96%              2.51%              0.67%          (0.03)%
Portfolio turnover rate(5) ........            238.34%             144.17%             86.40%            163.88%         132.96%


---------------
(1) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.11% AND 1.11%,
    RESPECTIVELY,  FOR THE YEAR  ENDED  SEPTEMBER  30,  2008,  1.08% AND  1.08%,
    RESPECTIVELY,  FOR THE YEAR  ENDED  SEPTEMBER  30,  2007,  1.08% AND  1.08%,
    RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2006, 1.19% AND 1.19%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2005, AND 1.21% AND 1.21%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2004.
(4) THE  NET  INVESTMENT   INCOME  (LOSS)  RATIOS  INCLUDE  DIVIDENDS  ON  SHORT
    POSITIONS.
(5) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.


--------------------------------------------------------------------------------
44   PROSPECTUS

LEUTHOLD CORE INVESTMENT FUND - INSTITUTIONAL

                                                                                                PERIOD FROM
                                                                                            JANUARY 31, 2006(1)
                                                        YEAR ENDED         YEAR ENDED             THROUGH
                                                      SEPTEMBER 30,       SEPTEMBER 30,        SEPTEMBER 30,
PER SHARE DATA:(2)                                         2008               2007                 2006
-------------------------------------------------   -----------------   ----------------   --------------------
Net asset value, beginning of period ............      $      21.17        $      17.43         $      17.74
                                                       ------------        ------------         ------------
Income (loss) from investment operations:
 Net investment income(3) .......................              0.28                0.40                 0.30
 Net realized and unrealized gains (losses) on
  investments and short positions ...............             (2.19)               3.83                (0.27)
                                                       ------------        ------------         ------------
 Total from investment operations ...............             (1.91)               4.23                 0.03
                                                       ------------        ------------         ------------
Less distributions:
 From net investment income .....................             (0.32)              (0.40)               (0.34)
 From net realized gains ........................             (3.75)              (0.09)                  --
                                                       ------------        ------------         ------------
 Total distributions ............................             (4.07)              (0.49)               (0.34)
                                                       ------------        ------------         ------------
Net asset value, end of period ..................      $      15.19        $      21.17         $      17.43
                                                       ============        ============         ============
Total return ....................................            (11.46)%             24.53%                0.17%(4)
Supplemental data and ratios:
 Net assets, end of period ......................      $317,733,525        $203,412,179         $103,587,516
Ratio of expenses to average net assets:
 Before expense reimbursement(5) ................              1.18%               1.05%                1.32%
 After expense reimbursement(5) .................              1.18%               1.05%                1.32%
Ratio of net investment income to average net assets:
 Before expense reimbursement(6) ................              1.61%               2.06%                2.83%
 After expense reimbursement(6) .................              1.61%               2.06%                2.83%
Portfolio turnover rate(7) ......................            238.34%             144.17%               86.40%

---------------
(1) COMMENCEMENT OF SHARE CLASS OPERATIONS.
(2) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(3) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(4) NOT ANNUALIZED.
(5) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.01% AND 1.01%,
    RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2008, 0.98% AND 0.98%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2007, AND 0.99% AND 0.99%, RESPECTIVELY, FOR THE PERIOD ENDED SEPTEMBER 30, 2006.
(6) THE NET INVESTMENT INCOME RATIOS INCLUDE DIVIDENDS ON SHORT POSITIONS.
(7) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.


--------------------------------------------------------------------------------
                                                                 PROSPECTUS   45

LEUTHOLD SELECT INDUSTRIES FUND


                                                                       YEARS ENDED SEPTEMBER 30,
                                              -----------------------------------------------------------------------------
PER SHARE DATA:(1)                               2008             2007             2006            2005             2004
------------------------------------------    -----------      -----------      ----------     ------------      ----------
Net asset value, beginning of year .......    $     21.94      $     17.25      $    16.07      $     12.26      $    10.40
                                              -----------      -----------      ----------      -----------      ----------
Income (loss) from investment operations:
 Net investment income (loss)(2) .........          (0.04)            0.13            0.04            (0.02)          (0.13)
 Net realized and unrealized gains on
  investments ............................          (3.15)            4.98            1.34             3.83            1.99
                                              -----------      -----------      ----------      -----------      ----------
 Total from investment operations ........          (3.19)            5.11            1.38             3.81            1.86
                                              -----------      -----------      ----------      -----------      ----------
Less distributions:
 From net investment income ..............          (0.06)           (0.12)          (0.03)              --              --
 From net realized gains .................          (5.63)           (0.30)          (0.17)              --              --
 Return of capital .......................          (0.03)              --              --               --              --
                                              -----------      -----------     -----------      -----------      ----------
 Total distributions .....................          (5.72)           (0.42)          (0.20)              --              --
                                              -----------      -----------     -----------      -----------      ----------
Net asset value, end of year .............    $     13.03      $     21.94      $    17.25      $     16.07      $    12.26
                                              ===========      ===========     ===========      ===========      ==========
Total return .............................         (18.90)%          30.12%           8.67%           31.08%          17.88%
Supplemental data and ratios:
 Net assets, end of year .................    $42,632,379      $74,020,005     $76,270,125      $31,197,482     $20,776,181
Ratio of expenses to average net
 assets:
 Before expense reimbursement or
  recovery ...............................           1.30%            1.29%           1.30%            1.56%           1.63%
 After expense reimbursement or
  recovery ...............................           1.30%            1.29%           1.32%            1.60%           1.72%
Ratio of net investment income (loss)
 to average net assets:
 Before expense reimbursement or
  recovery ...............................          (0.11)%           0.61%           0.26%           (0.16)%         (0.94)%
 After expense reimbursement or
  recovery ...............................          (0.11)%           0.61%           0.24%           (0.20)%         (1.03)%
Portfolio turnover rate ..................         139.89%          132.08%         179.88%          156.11%         165.86%


---------------
(1) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(2) NET INVESTMENT  INCOME (LOSS) PER SHARE IS CALCULATED  USING ENDING BALANCES
    PRIOR  TO   CONSIDERATION   OF  ADJUSTMENTS   FOR  PERMANENT  BOOK  AND  TAX
    DIFFERENCES.


--------------------------------------------------------------------------------
46   PROSPECTUS

                      LEUTHOLD WEEDEN CAPITAL MANAGEMENT &

                              LEUTHOLD FUNDS, INC.
                      NOTICE OF PRIVACY POLICY & PRACTICES

Leuthold(1) recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties not affiliated with Leuthold.

We collect non-public personal information about our customers from the following sources:

o   ACCOUNT  APPLICATIONS AND OTHER FORMS,  which may include a customer's name,
    address,   social  security  number  and  information   about  a  customer's
    investment goals and risk tolerance;

o ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

o CORRESPONDENCE, written, telephonic or electronic between a customer and Leuthold or service providers to Leuthold.

We may disclose all of the information described above to certain third parties who are not affiliated with Leuthold to process or service a transaction at your request or as permitted by law -- for example, sharing information with companies who maintain or service customer accounts for Leuthold is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts.

We maintain, and require service providers to Leuthold to maintain, policies designed to ensure only appropriate access to, and use of, information about our customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers. When information about Leuthold's customers is disclosed to non-affiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We permit only authorized individuals who are trained in the proper handling of individual investor information, and who need to access this information to perform their duties, to have access to your personal information. In addition, all of our employees are subject to our internal policies, which are reinforced in our Employee Manual and we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information from unauthorized use.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Leuthold.

---------------
1 For purposes of this notice, the term "Leuthold" includes Leuthold Weeden Capital Management and Leuthold Funds, Inc.




                           NOT PART OF THE PROSPECTUS.

To learn more about the Leuthold  Asset  Allocation  Fund,  the Leuthold  Select
Equities Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund, you may want to read their Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Funds have incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.


You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.leutholdfunds.com).

Prospective investors and shareholders who have questions about Leuthold Funds may also call the following number or write to the following address.


-----------------------------------------------------------
            Leuthold Funds, Inc.
            33 South Sixth Street, Suite 4600
            Minneapolis, MN 55402
            800-273-6886
------------------------------------------------------------




The general public can review and copy information about Leuthold Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:


------------------------------------------------------------
            Public Reference Section
            Securities and Exchange Commission
            Washington, D.C. 20549-0102
------------------------------------------------------------


Please refer to the Funds' Investment Company Act File No. 811-09094 when seeking information about the Funds from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2009
for LEUTHOLD ASSET ALLOCATION FUND
      LEUTHOLD SELECT EQUITIES FUND
      LEUTHOLD UNDERVALUED & UNLOVED FUND
      LEUTHOLD GLOBAL FUND
      GRIZZLY SHORT FUND
      LEUTHOLD CORE INVESTMENT FUND
      LEUTHOLD SELECT INDUSTRIES FUND


                              LEUTHOLD FUNDS, INC.
                              33 South Sixth Street
                                   Suite 4600
                          Minneapolis, Minnesota 55402

                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated January 31, 2009. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling 1-800-273-6886.

                  The following financial statements included in the Annual Reports, dated September 30, 2008, of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on Form N-CSR on December 8, 2008 are incorporated by reference into this Statement of Additional
Information:




Leuthold Asset Allocation Fund               Leuthold Select Equities Fund
Statement of Assets and Liabilities          Statement of Assets and Liabilities
Statement of Operations                      Statement of Operations
Statements of Changes in Net Assets          Statements of Changes in Net Assets
Financial Highlights                         Financial Highlights
Schedule of Investments                      Schedule of Investments
Notes to the Financial Statements            Notes to the Financial Statements
Report of Independent Registered Public      Report of Independent Registered
   Accounting Firm                              Public Accounting Firm

Grizzly Short Fund                           Leuthold Core Investment Fund
Statement of Assets and Liabilities          Statement of Assets and Liabilities
Statement of Operations                      Statement of Operations
Statements of Changes in Net Assets          Statements of Changes in Net Assets
Financial Highlights                         Financial Highlights
Schedule of Investments                      Schedule of Investments
Securities Sold Short                        Notes to the Financial Statements
Notes to the Financial Statements            Report of Independent Registered
Report of Independent Registered Public         Public Accounting Firm
   Accounting Firm




Leuthold Select Industries Fund              Leuthold Undervalued & Unloved Fund
Statement of Assets and Liabilities          Statement of Assets and Liabilities
Statement of Operations                      Statement of Operations
Statements of Changes in Net Assets          Statements of Changes in Net Assets
Financial Highlights                         Financial Highlights
Schedule of Investments                      Schedule of Investments
Notes to the Financial Statements            Notes to the Financial Statements
Report of Independent Registered Public      Report of Independent Registered
   Accounting Firm                              Public Accounting Firm




Leuthold Global Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
   Accounting Firm

                              Leuthold Funds, Inc.

                                TABLE OF CONTENTS

                                                                       Page No.

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................4

DIRECTORS AND OFFICERS OF THE CORPORATION....................................21

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS...........................26

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN,
TRANSFER AGENT AND ACCOUNTING SERVICES AGENT.................................37

SERVICE PLANS................................................................47

DISTRIBUTION PLANS...........................................................47

DETERMINATION OF NET ASSET VALUE.............................................48

REDEMPTION OF SHARES.........................................................49

SYSTEMATIC WITHDRAWAL PLAN...................................................50

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES............................50

ALLOCATION OF PORTFOLIO BROKERAGE............................................51

TAXES........................................................................54

STOCKHOLDER MEETINGS.........................................................56

CAPITAL STRUCTURE............................................................57

DESCRIPTION OF SECURITIES RATINGS............................................58

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................61

                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus for the Leuthold Funds dated January 31, 2009, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.


                  This Statement of Additional Information does not constitute an offer to sell securities.


                                      (i)

                         FUND HISTORY AND CLASSIFICATION


                  Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of seven diversified portfolios, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund (each individually a "Fund" and collectively the "Funds"). Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.


                             INVESTMENT RESTRICTIONS

                  The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund's investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

                  1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.


                  2. The Leuthold Core Investment Fund will not buy securities on margin or write put or call options. The Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each of these Funds may (i) borrow money to the extent set forth in investment restriction no. 4;
         (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

                  3. Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund may write put and call options to the extent permitted by the Act. None of the Leuthold Select Equities Fund, the Grizzly Short Fund or the Leuthold Select Industries Fund has any present intention of writing put or call options.

                  4. The Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund may borrow money or issue senior securities to the extent permitted by the Act. Neither the Leuthold Asset Allocation Fund nor the Leuthold Core Investment Fund will borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund's total assets) or for emergency or extraordinary purposes. Neither the Leuthold Asset Allocation Fund nor the Leuthold Core Investment Fund will borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding.


                  5. Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

                  6. No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

                  7. No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

                  8. No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  9. No Fund will make investments for the purpose of exercising control or management of any company.

                  10. No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.


                  11. The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts. The Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund, the Grizzly Short Fund and the Leuthold Select Industries Fund will not purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts. None of the Leuthold Select

         Equities Fund, the Leuthold Undervalued & Unloved Fund, the Grizzly Short Fund or the Leuthold Select Industries Fund has any present intention of entering into futures contracts or options on futures contracts. Each of the Leuthold Global Fund and the Leuthold Asset Allocation Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts. For purposes of this investment restriction number 11, the terms "commodities" and "commodity contracts" shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act (namely, subject to the jurisdiction of the Commodity Futures Trading Commission). See "INVESTMENT CONSIDERATIONS - Metals" for a discussion of the Leuthold Global Fund's, the Leuthold Asset Allocation Fund's and the Leuthold Core Investment Fund's investments in metals which are not "commodities" as defined in the Commodity Exchange Act.


                  12. No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

                  Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

                  1. No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

                  2. No Fund will purchase illiquid securities if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

                  3. No Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) (except for purchases of money market funds) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund's net assets would be invested in shares of registered investment companies.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

                  The Prospectus for the Funds describes their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options


                  Each of the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund may purchase warrants and put and call options on securities.


                  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

                  The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

                  Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.


Mortgage-Backed Securities and Other Asset-Backed Securities

                  The Leuthold Global Fund may invest in mortgage-backed and other asset-backed securities (namely, securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and
(3) collateralized mortgage obligations and multiclass pass-through securities.

                  Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

                  The Government Agency Mortgage-Backed Securities in which the Leuthold Global Fund may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

                  Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

                  Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

                  Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

                  Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

                  Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

                  Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

                  The Leuthold Global Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

                  Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

                  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Leuthold Global Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

                  Stripped Mortgage-Backed Securities. The Leuthold Global Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government ("SMBS"). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Leuthold Global Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

                  Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which the Leuthold Global Fund may invest will be adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

                  There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Leuthold Global Fund's portfolio and therefore in the NAV of the Leuthold Global Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

                  Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable

Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

                  Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Leuthold Global Fund to experience difficulty in valuing or liquidating such securities.

                  Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Leuthold Global Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Leuthold Global Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

                  Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Leuthold Global Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

                  No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Trust's Board of Trustees. In accordance with such guidelines, Leuthold Weeden Capital Management (the "Adviser") will monitor the Leuthold Global Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.


Preferred Stocks


                  Each of the Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund and the Leuthold Core Investment Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.


Zero Coupon U.S. Treasury Securities


                  Each of the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may also invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

                  The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. None of the Funds will enter into repurchase agreements with entities other than banks or invest over 5% of their net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities


                  Each of the Funds may invest in securities of foreign issuers. In addition, a registered investment company in which the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund may invest, may invest up to 100% of its assets in securities of foreign issuers. Each of the Funds may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts ("ADRs") or American Depository Shares ("ADSs"), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. The Grizzly Short Fund may sell short
(1) securities of foreign issuers on foreign exchanges and (2) ADRs, ADSs and securities of foreign issuers traded in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Funds invests in domestic securities.


                  There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

                  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.


                  Foreign Currency Transactions. Since each of the Funds may purchase securities denominated in foreign currencies, and in the case of each of the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund a registered investment company in which any of these Funds may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Funds' assets from the perspective of U.S. investors. Certain registered investment companies, including the Leuthold Global Fund but not the other Funds, may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

                  To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Leuthold Global Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

                  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

                  When the Leuthold Global Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

                  When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Leuthold Global Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Leuthold Global Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Leuthold Global Fund will be served.

                  At the maturity of a forward contract, the Leuthold Global Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

                  If the Leuthold Global Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Leuthold Global Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Leuthold Global Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Leuthold Global Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                  Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Leuthold Global Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Leuthold Global Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. The Leuthold Global Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

                  Although the Leuthold Global Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Leuthold Global Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Leuthold Global Fund at one rate, while offering a lesser rate of exchange should the Leuthold Global Fund desire to resell that currency to the dealer.

                  The Leuthold Global Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

                  Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Leuthold Global Fund's investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Leuthold Global Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Leuthold Global Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.


                  Investments in ADRs or ADSs. As noted above, the Funds may hold securities of U.S. and foreign issuers in the form of ADRs or ADSs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

                  ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. Each of the Funds may invest in sponsored and unsponsored ADRs, and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales


                  Each of the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Global Fund and the Grizzly Short Fund will seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position. For example if the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund or the Grizzly Short Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it will borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. A Fund's goal when effecting short sales is to "Sell high and Buy low."

                  All of the Funds may make short sales "against the box" (namely, when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short "against the box" is not a principal investment strategy of any of the Funds.

High Yield and Other Securities


                  Each of the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody's. Securities rated BBB by S&P or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. Each of the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (and registered investment companies in which a Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (namely, less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.


                  The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.


                  The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or by a registered investment company in which a Fund invests) defaults, a Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

                  Certain securities held by the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's (or the underlying registered investment company's) net assets.

                  The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) to value accurately high yield securities or dispose of them. To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

                  Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, a Fund (or a registered investment company in which a Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund (or a registered investment company in which a Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

                  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (or a registered investment company in which a Fund invests) should monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so a Fund can meet redemption requests. To the extent that a Fund (or a registered investment company in which a Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. A Fund (or a registered investment company in which a Fund invests) may retain a portfolio security whose rating has been changed.

Investment in Subsidiaries

                  Each of the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest up to 25% of its total assets in foreign wholly-owned subsidiaries. The Funds will invest in such subsidiaries in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. By investing in the subsidiaries, the Funds may be considered to be investing indirectly in the same investments as the subsidiaries and are indirectly exposed to the risks associated with those investments.


Registered Investment Companies


                  Each Fund may invest up to 25% of its net assets in shares of registered investment companies. No Fund will purchase or otherwise acquire shares of any registered investment company (except for purchases of money market funds or as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.


                  Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company's shares.

                  Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

                  Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.


                  Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Metals


                  The Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments these Funds may enter into agreements where they "pre-pay" for metals which are delivered at a later date ("Pre-Paid Physical Agreements"). When investing in metals there is the risk that parties that act as custodians for the metals held by these Funds or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection. In addition, these Funds may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.

                  For each of the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund's gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.


Illiquid Securities

                  Each Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

                  In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

                  Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund's borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover


                  Each Fund's annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. For the fiscal year ended September 30, 2008, each of the Leuthold Core Investment Fund and the Leuthold Undervalued & Unloved Fund had a relatively high turnover rate due to market volatility.


Disclosure of Portfolio Holdings


                  Fund Service Providers - Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolios on a daily basis. For example, the Funds' administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit which requires the Funds' independent registered public accounting firm to audit each Fund's portfolio as of the balance sheet date. In addition to the Funds' administrator, the Funds' custodian also maintains an up-to-date list of each Fund's holdings, and the Funds' financial printer, in connection with the printing of Fund publications for distribution to shareholders, receives portfolio holdings information. Each of these parties is contractually and/or ethically prohibited from sharing the Funds' portfolios unless specifically authorized by the Funds.

                  Also, from time to time the Funds' investment adviser may receive requests for proposals ("RFPs") from consultants or potential clients that request information about the Funds' holdings on an accelerated basis. As long as such requests are on a one time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the Funds' investment adviser has reason to believe that the data will be used only for legitimate purposes and not for trading.


                  Rating and Ranking Organizations. The Funds may provide their entire portfolios to the following rating and ranking organizations:

                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.

                  The Funds' management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information.

                  The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.


                  Other Disclosure. At the end of each month on the Funds' website (www.leutholdfunds.com): (1) the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund publish their asset allocation percentages; (2) the Leuthold Select Industries Fund, the Leuthold Select Equities Fund and the Grizzly Short Fund publish their industry group weightings; and (3) the Leuthold Undervalued & Unloved Fund publishes its sector concentrations (on a percentage basis). This information is updated approximately 5 to 10 calendar days following the end of each month. It is available to anyone that visits the website.


                  Each of the Funds may also provide top ten portfolio holdings in certain marketing materials, which holdings will be posted contemporaneously on the Funds' website. In addition, each Fund may include with such disclosure information that includes, among other things, the top contributors/detractors from Fund performance.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

                  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The Funds are the only mutual funds in a "fund complex," as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the current directors and officers of the Corporation are as follows:



                                                                                                         Number of
                                                                                                       Portfolios in
                                                                                                          the Fund       Other
                                 Position(s)                                                              Complex    Directorships
        Name, Address             Held with     Term of Office and Length    Principal Occupation(s)    Overseen By     Held by
           and Age               Corporation          of Time Served         During Past Five Years      Directors      Director
           -------               -----------          --------------         ----------------------      ---------      --------

"Noninterested Persons"

Lawrence L. Horsch              Chairman and    Indefinite, Director        Chairman, Eagle                  7         None
c/o Leuthold Weeden Capital     Director        since 1995                  Management & Financial
Management                                                                  Corp., a management
33 South Sixth Street                                                       consulting firm
Suite 4600
Minneapolis, MN 55402

Age: 73

Paul N. Kelnberger              Director and    Indefinite, Director        Consultant to Johnson,           7        None
332 Minnesota Street            Chair of        since 1995                  West & Co., PLC
Suite E1100                     Audit
St. Paul, MN 55101              Committee

Age: 65

Addison L. Piper                Director        Indefinite, Director        Retired Chairman and             7         Piper Jaffray
c/o Leuthold Weeden Capital                     since 2009                  Chief Executive Officer                    Companies and
Management                                                                  of Piper Jaffray                           Renaissance
33 South Sixth Street                                                       Companies.  Served as                      Learning,
Suite 4600                                                                  Vice Chairman of Piper                     Inc.
Minneapolis, MN 55402                                                       Jaffray Companies from
                                                                            2003 to 2006.
Age: 62


                                                                                                         Number of
                                                                                                       Portfolios in
                                                                                                          the Fund       Other
                                 Position(s)                                                              Complex    Directorships
        Name, Address             Held with     Term of Office and Length    Principal Occupation(s)    Overseen By     Held by
           and Age               Corporation          of Time Served         During Past Five Years      Directors      Director
           -------               -----------          --------------         ----------------------      ---------      --------

"Interested Persons"

Steven C. Leuthold              Director        Indefinite, Director        Chief Investment Officer         7         None
33 South Sixth Street                           since 1995                  and managing member of
Suite 4600                                                                  Leuthold, Weeden Capital
Minneapolis, MN 55402           President       One year term, President    Management (the
                                                since 1993                  "Adviser")
Age: 71

John C. Mueller                 Director        Indefinite, Director        Co-Chief Executive               7         None
33 South Sixth Street                           since 2009                  Officer of The Leuthold
Suite 4600                                                                  Group since 2005.
Minneapolis, MN 55402                                                       Involved in Sales and
                                                                            Marketing for The
Age: 40                                                                     Leuthold Group since 2001

Edward C. Favreau               Vice President  One year term, Vice         Manager of Marketing and        N/A        None
33 South Sixth Street                           President since 1999        Sales of the Adviser
Suite 4600                                                                  since 1999.  Prior to
Minneapolis, MN 55402                                                       joining the Adviser, he
                                                                            was Vice President and
Age: 57                                                                     Sales Manager of U.S.
                                                                            Bancorp Investments, Inc.

David R. Cragg                  Vice            One year term, Vice         Chief Operations Officer        N/A        N/A
33 South Sixth Street           President,      President and Secretary     of the Adviser since
Suite 4600                      Secretary and   since 1999 and Treasurer    2004 and Manager of
Minneapolis, MN 55402           Treasurer       since 2007                  Compliance and
                                                                            Operations of the
Age: 40                                                                     Adviser since 1999.

Roger A. Peters                 Vice            One year term, Chief        Chief Compliance Officer        N/A        N/A
33 South Sixth Street           President and   Compliance Officer since    of the Adviser since
Suite 4600                      Chief           2006 and Vice President     2005.  Prior to joining
Minneapolis, MN 55402           Compliance      since 2007                  the Adviser, he was Vice
                                Officer                                     President , Commercial
Age: 48                                                                     Product Management of
                                Assistant       One year term, Assistant    U.S. Bank from
                                Secretary       Secretary since 2006        2003-2005.


                                                                                                         Number of
                                                                                                       Portfolios in
                                                                                                          the Fund       Other
                                 Position(s)                                                              Complex    Directorships
        Name, Address             Held with     Term of Office and Length    Principal Occupation(s)    Overseen By     Held by
           and Age               Corporation          of Time Served         During Past Five Years      Directors      Director
           -------               -----------          --------------         ----------------------      ---------      --------

Glenn R. Larson                 Assistant       One year term, Assistant    Compliance Officer of           N/A        N/A
33 South Sixth Street           Secretary       Secretary since 2006        the Adviser since 2005.
Suite 4600                                                                  Prior to joining the
Minneapolis, MN 55402                                                       Adviser, he was a
                                                                            Compliance
Age: 43                                                                     Representative of U.S.
                                                                            Bancorp Investment
                                                                            Services, Inc. from 2003
                                                                            until 2005.



                  The Corporation's Board of Directors has an audit committee whose members are Messrs. Piper, Horsch and Kelnberger. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee held two meetings during the fiscal year ended September 30, 2008.


                  The Corporation's Board of Directors has no other committees.


                  The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $8,750 for each meeting of the Board of Directors attended. The Corporation also pays additional compensation to the Chairman of the Board and the Chairman of the Audit Committee. In 2009, the Corporation expects to pay Mr. Kelnberger $47,500, Mr. Piper $40,000 and Mr. Horsch $55,000. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

                  The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation who served during the fiscal year ended September 30, 2008:




                                                COMPENSATION TABLE
                                                                                                Total Compensation
                                  Aggregate          Pension or Retirement       Estimated       from Corporation
                              Compensation from       Benefits Accrued As     Annual Benefits    and Fund Complex
      Name of Person             Corporation         Part of Fund Expenses    Upon Retirement    Paid to Directors
      --------------             -----------         ---------------------         ----------            ---------

"Interested Persons"

Steven C. Leuthold                    $0                       $0                    $0                 $0

Edward C. Favreau (1)                 $0                       $0                    $0                 $0

"Noninterested Persons"

John S. Chipman (2)                $40,000                     $0                    $0               $40,000

Lawrence L. Horsch                 $55,000                     $0                    $0               $55,000

Paul M. Kelnberger                 $47,500                     $0                    $0               $47,500




      (1) Mr. Favreau resigned as a director effective as of November 25, 2008. Mr. Mueller and Mr. Piper became directors effective as of this same date, and were not directors during the fiscal year ended September 30, 2008.

      (2) Mr. Chipman resigned as a director effective as of January 2, 2009.



                  The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.


                  The Funds vote proxies in accordance with the Adviser's proxy voting policy. The Adviser generally follows the so-called "Wall Street Rule" (namely, it votes as management recommends or sells the stock prior to the meeting). The Adviser believes that following the "Wall Street Rule" is consistent with the economic best interests of the Funds. When management makes no recommendation, the Adviser will not vote proxies unless the Adviser determines the failure to vote would have a material adverse effect on the Funds. If the Adviser determines that the failure to vote would have a material adverse effect on the Funds, the Adviser will vote in accordance with what it believes are the economic best interests of the Funds. Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest. In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and, consistent with its duty of care and duty of loyalty, "echo" vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders). Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested by calling 1-800-273-6886. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS


                  Set forth below are the names and addresses of all holders of the shares of each of the Funds who as of December 31, 2008 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund's then outstanding shares, as well as the number of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group.



                     Leuthold Asset Allocation Fund (Retail)

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

Charles Schwab & Co., Inc. (1)               43,873,104              36.47%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)         34,334,923              28.53%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Pershing LLC (1)                             10,292,509               8.56%
P.O. Box 2052
Jersey City, NJ  07303-2052

Officers and Directors as a Group
(9 persons)                                      57,982               0.05%


-------------

(1) The shares are owned of record only.

                 Leuthold Asset Allocation Fund (Institutional)

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

Charles Schwab & Co., Inc. (1)               27,209,684              39.47%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)         20,680,350              30.00%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

TD Ameritrade, Inc. (1)                       3,524,843               5.11%
4211 South 102nd Street
Omaha, NE  68271

Officers and Directors as a Group
(9 persons)                                           0               0%


-------------

(1) The shares are owned of record only.

                          Leuthold Select Equities Fund

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

Charles Schwab & Co., Inc. (1)                  806,166              36.98%
101 Montgomery Street
San Francisco, CA  94104-4122

TD Ameritrade, Inc. (1)                         354,327              16.26%
4211 South 102nd Street
Omaha, NE  68271

National Financial Services, LLC (1)            312,401              14.33%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Pershing LLC (1)                                243,095              11.15%
P.O. Box 2052
Jersey City, NJ  07303-2052

Officers and Directors as a Group
(9 persons)                                      10,237               0.47%


-------------

(1) The shares are owned of record only.

                       Leuthold Undervalued & Unloved Fund

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

National Financial Services, LLC (1)            946,847              35.42%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

TD Ameritrade, Inc. (1)                         800,786              29.95%
P.O. Box 2226
Omaha, NE  68103-2226

Charles Schwab & Co., Inc. (1)                  611,763              22.88%
101 Montgomery Street
San Francisco, CA  94104-4122

Pershing LLC (1)                                209,613               7.84%
P.O. Box 2052
Jersey City, NJ  07303-2052

   Officers and Directors as a Group
(9 persons)                                     130,930               4.90%


-------------

(1) The shares are owned of record only.

                               Grizzly Short Fund

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

National Financial Services, LLC (1)          5,788,355              30.86%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Charles Schwab & Co., Inc. (1)                6,808,962              36.30%
101 Montgomery Street
San Francisco, CA  94104-4122

TD Ameritrade, Inc. (1)                       1,886,836              10.06%
P.O. Box 2226
Omaha, NE  68103-2226

Wells Fargo Bank N.A. (1)                     1,253,644                6.68%
P.O. Box 1533
Minneapolis, MN  55480-1533

Pershing LLC (1)                              1,247,980                 6.65%
P.O. Box 2052
Jersey City, NJ  07303-2052

Officers and Directors as a Group
(9 persons)                                           0                0.00%


-------------

(1) The shares are owned of record only.

                         Leuthold Select Industries Fund

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

Charles Schwab & Co., Inc. (1)                1,256,863              39.06%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)            683,088              21.23%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Merrill Lynch Pierce Fenner & Smith             280,774               8.73%
4800 Deer Lake Drive
Jacksonville, FL  32246-6484

Naples, Florida Investor                        167,459               5.20%
Naples, FL  34104-6615

Officers and Directors as a Group
(9 persons)                                       1,519               0.05%


-------------

(1) The shares are owned of record only.

                     Leuthold Core Investment Fund (Retail)

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

Charles Schwab & Co., Inc. (1)               25,169,672              40.34%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)         10,220,298              16.38%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

TD Ameritrade, Inc. (1)                       7,314,353              11.72%
P.O. Box 2226
Omaha, NE  68103-2226

Pershing LLC                                  5,189,797               8.32%
P.O. Box 2052
Jersey City, NJ  07303-2052

Officers and Directors as a Group
(9 persons)                                      84,412               0.14%


-------------

(1) The shares are owned of record only.

                  Leuthold Core Investment Fund (Institutional)

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

Charles Schwab & Co., Inc. (1)                6,073,875              32.34%
101 Montgomery Street
San Francisco, CA  94104-4122

Wells Fargo Bank N.A. (1)                     1,990,860              10.60%
P.O. Box 1533
Minneapolis, MN  55480-1533

National Financial Services, LLC (1)          1,795,432               9.56%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Lincoln Family Trust                          1,539,997               8.20%
P.O. Box 80269
Lincoln, NE 68501-0269

Officers and Directors as a Group
(9 persons)                                     178,490               0.95%


-------------

(1) The shares are owned of record only.

                          Leuthold Global Fund (Retail)

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

Pershing LLC (1)                              1,854,360              45.35%
P.O. Box 2052
Jersey City, NJ  07303-2052

Charles Schwab & Co., Inc. (1)                1,409,819              34.48%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)            343,764               8.41%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

Officers and Directors as a Group
(9 persons)                                           0               0.00%


-------------

(1) The shares are owned of record only.

                      Leuthold Global Fund (Institutional)

            Name and Address
           of Beneficial Owner             Number of Shares    Percent of Class

Charles Schwab & Co., Inc. (1)                2,129,778              21.90%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services, LLC (1)          2,074,844              21.33%
One World Financial Center
200 Liberty Street
New York, NY  10281-1003

TD Ameritrade, Inc. (1)                       1,069,444              10.99%
P.O. Box 2226
Omaha, NE  68103-2226

National City Bank (1)                          946,892               9.74%
P.O. Box 94984
Cleveland, OH 44101-4984

Capinco, c/o U.S. Bank (1)                      683,568               7.03%
P.O. Box 1787
Milwaukee, WI 53201-1787

UMBSC & Co. (1)                                 594,624               6.11%
P.O. Box 419260
Kansas City, MO 64141-6260

Officers and Directors as a Group
(9 persons)                                     426,752               4.39%


-------------


(1) The shares are owned of record only.

                  The following tables sets forth the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all Funds beneficially owned by the current directors of the Corporation as of December 31, 2008.




                                          Dollar Range of       Dollar Range of                             Dollar Range of
                                         Equity Securities     Equity Securities      Dollar Range of      Equity Securities
                                        of Asset Allocation        of Select           Undervalued &       of Grizzly Short
Name of Director                                Fund             Equities Fund         Unloved Fund               Fund
----------------                                ----             -------------         ------------               ----
Interested Persons

Steven C. Leuthold                         Over $100,000       $50,001-$100,000        Over $100,000              None

John C. Mueller                           $10,001-$50,000            None                  None                   None

Noninterested Persons

Lawrence L. Horsch                              None                 None                  None                   None

Paul M. Kelnberger                        $10,001-$50,000            None                  None                   None

Addison L. Piper                                None                 None                  None                   None




                                          Dollar Range of      Dollar Range of                              Aggregate Dollar
                                         Equity Securities    Equity Securities      Dollar Range of        Range of Equity
                                        of Core Investment        of Select         Equity Securities          Securities
Name of Director                               Fund            Industries Fund        of Global Fund          of all Funds
----------------                               ----            ---------------        --------------          ------------

Interested Persons

Steven C. Leuthold                         Over $100,000            None             Over $100,000          Over $100,000

John C. Mueller                            Over $100,000            None             Over $100,000          Over $100,000

Noninterested Persons

Lawrence L. Horsch                        $10,001-$50,000           None                 None              $10,001-$50,000

Paul M. Kelnberger                         Over $100,000            None                 None               Over $100,000

Addison L. Piper                               None                 None                 None                    None

             INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR,
            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser


                  The investment adviser to each Fund is Leuthold Weeden Capital Management, 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402. Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser is controlled by Steven C. Leuthold who is the chief investment officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund's investment portfolio. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives (a) from the Leuthold Asset Allocation Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.90%; (b) from the Leuthold Select Equities Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.00%; (c) from the Leuthold Undervalued & Unloved Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.75%; (d) from the Leuthold Global Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.25%;
(e) from the Leuthold Core Investment Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 0.90%; (f) from the Leuthold Select Industries Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.00%; and (g) from the Grizzly Short Fund a monthly fee based on such Fund's average daily net assets at the annual rate of 1.25%.


                  Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.


                  During the fiscal year ended September 30, 2008, the Leuthold Global Fund incurred advisory fees payable to the Adviser of $170,836 (the Leuthold Global Fund commenced operations April 30, 2008). During the fiscal years ended September 30, 2008 and 2007, the Leuthold Undervalued & Unloved Fund incurred advisory fees payable to the Adviser of $120,075 and $50,937, respectively (the Leuthold Undervalued & Unloved Fund commenced operations November 14, 2006). During the fiscal years ended September 30, 2008, 2007 and 2006 (the Leuthold Asset Allocation Fund commenced operations May 24, 2006), the Leuthold Asset Allocation Fund incurred advisory fees payable to the Adviser of $13,480,178, $3,495,051 and $85,664, respectively. During the fiscal years ended September 30, 2008, 2007 and 2006 (the Leuthold Select Equities Fund commenced operations May 24, 2006), the Leuthold Select Equities Fund incurred advisory fees payable to the Adviser of $228,620, $80,345 and $6,934, respectively. During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $15,504,710, $15,247,671 and $13,901,806, respectively. During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $598,641, $748,801 and $820,908, respectively. During the fiscal years ended September 30, 2008, 2007 and 2006, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $1,088,140, $583,121 and $1,061,508, respectively.

                  The Adviser has undertaken to reimburse each of the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Leuthold Undervalued & Unloved Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2% with respect to the Leuthold Core Investment Fund, 1.50% with respect to the Leuthold Asset Allocation Fund and 1.50% with respect to the Leuthold Undervalued & Unloved Fund. As of the date hereof, no such state law provision was applicable to either Fund. Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund's daily net assets. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. During the fiscal years ended September 30, 2008, 2007 and 2006, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund's expenses, as a percentage of such Fund's average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit. During the fiscal years ended September 30, 2008 and 2007, the Adviser did not reimburse the Leuthold Asset Allocation Fund for excess expenses (in fiscal 2007 the Leuthold Asset

Allocation Fund repaid the Adviser $4,908 with respect to reimbursements previously made by the Adviser). During the fiscal year ended September 30, 2006, the Adviser reimbursed the Leuthold Asset Allocation Fund $3,770 (the Leuthold Asset Allocation Fund commenced operations May 24, 2006). During the fiscal year ended September 30, 2008, the Leuthold Undervalued & Unloved Fund repaid the Adviser $23,811 with respect to reimbursements previously made by the Adviser. During the fiscal year ended September 30, 2007, the Adviser reimbursed the Leuthold Undervalued & Unloved Fund $35,667 (the Leuthold Undervalued & Unloved Fund commenced operations November 14, 2006).

                  The Adviser has undertaken to reimburse each of the Leuthold Global Fund, the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Global Fund and the Leuthold Select Equities Fund, 1.60% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund's expenses, as a percentage of such Fund's average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit. During the fiscal years ended September 30, 2008 and 2007, the Adviser did not reimburse the Leuthold Select Industries Fund or the Grizzly Short Fund. During the fiscal year ended September 30, 2006, the Leuthold Select Industries Fund repaid the Adviser $15,762 with respect to reimbursements previously made by the Adviser. During the fiscal year ended September 30, 2006, the Grizzly Short Fund did not repay the Adviser with respect to reimbursements previously made by the Adviser. During the fiscal year ended September 30, 2008, the Adviser did not reimburse the Leuthold Select Equities Fund. During the fiscal year ended September 30, 2008, the Leuthold Select Equities Fund repaid the Adviser $55,391 with respect to reimbursements previously made by the Adviser. During the fiscal years ended September 30, 2007 and 2006 (the Leuthold Select Equities Fund commenced operations May 24, 2006), the Adviser reimbursed the Leuthold Select Equities Fund $35,667 and $30,075, respectively.

                  Each Advisory Agreement for the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund and the Leuthold Undervalued & Unloved Fund will remain in effect for two years from its effective and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement for the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.


                  Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                  See "ALLOCATION OF PORTFOLIO BROKERAGE" for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year. None of the directors who are "Disinterested Persons" of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.


                  The Adviser may pay compensation, out of its own funds and not as an expense of the Funds, to certain unaffiliated brokers, dealers or other financial intermediaries ("financial intermediaries") in connection with the sale or retention of shares of the Funds or shareholder servicing. For example, the Adviser may pay additional compensation for the purpose of providing services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services and marketing support. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Fund receives as proceeds from such sales. The making of revenue sharing payments could create a conflict of interest for financial intermediaries receiving such payments.

Portfolio Managers


                  The sole investment adviser to each Fund is Leuthold Weeden Capital Management. The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2008.




                                     Number of Other Accounts Managed and Total        Number of Accounts and Total Assets for Which
                                               Assets by Account Type                        Advisory Fee is Performance-Based
                                               ----------------------                        ---------------------------------
                                   Registered      Other Pooled                    Registered      Other Pooled
                                   Investment      Investment           Other      Investment      Investment             Other
Name of Portfolio Managers         Companies       Vehicles            Accounts    Companies       Vehicles              Accounts
--------------------------         ---------       --------            --------    ---------       --------              --------

Steven C. Leuthold                       0                8              267              0                 8                  0

(portfolio manager for Leuthold          $0         $166,874,412     $617,196,983         $0           $166,874,412           $0
Asset Allocation Fund, Leuthold
Select Equities Fund, Grizzly
Short Fund, Leuthold Core
Investment, Leuthold Global Fund
and Leuthold Select Industries
Fund)

Andrew Engel                             0                0              211              0                 0                  0

(portfolio manager for Leuthold          $0              $0          $439,640,514         $0                $0                $0
Asset Allocation Fund and Leuthold
Core Investment Fund)

Eric C. Bjorgen                          0                0              242              0                 0                  0

(portfolio manager for Leuthold          $0              $0          $600,936,569         $0                $0                $0
Asset Allocation Fund, Leuthold
Core Investment Fund, Leuthold
Select Industries Fund and
Leuthold Undervalued & Unloved
Fund)

Matthew B. Paschke                       0                5              123              0                 5                  0

(portfolio manager for Leuthold          $0         $129,225,433     $115,855,141         $0           $129,225,433           $0
Asset Allocation Fund, Leuthold
Select Equities Fund, Leuthold
Global Fund and Grizzly Short Fund)

Greg M. Swenson                          0                5              123              0                 5                  0

(portfolio manager for Grizzly           $0         $129,225,433     $115,855,141         $0           $129,225,433           $0
Short Fund)

James E. Floyd                           0                2               31              0                 2                  0

(portfolio manager for Leuthold          $0          $37,648,979     $161,296,055         $0           $37,648,979            $0
Select Industries Fund and
Leuthold Undervalued & Unloved
Fund)


                                    Number of Other Accounts Managed and Total        Number of Accounts and Total Assets for Which
                                              Assets by Account Type                        Advisory Fee is Performance-Based
                                              ----------------------                        ---------------------------------
                                  Registered      Other Pooled                    Registered      Other Pooled
                                  Investment      Investment           Other      Investment      Investment             Other
Name of Portfolio Managers        Companies       Vehicles            Accounts    Companies       Vehicles              Accounts
--------------------------        ---------       --------            --------    ---------       --------              --------

Douglas R. Ramsey                       0                2               0               0                 2                  0

(portfolio manager for Leuthold         $0          $53,761,025          $0              $0           $53,761,025            $0
Global Fund)



                  The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.



                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2008.




                                                                                            Method Used to Determine Compensation
                                                                                        (Including Any Differences in Method Between
Name of Portfolio Managers              Form of Compensation     Source of Compensation                 Account Types)
--------------------------              --------------------     ----------------------                 --------------
Steven C. Leuthold                          Salary/Bonus         Leuthold Weeden Capital   Mr. Leuthold receives a fixed salary that
                                                                       Management          is set by reference to industry
(portfolio manager for Leuthold                                                            standards.  He also receives an annual
Asset Allocation Fund, Leuthold Select                                                     subjective bonus  based solely on the
Equities Fund, Grizzly Short Fund,                                                         overall profitability of the Adviser
Leuthold Core Investment, Leuthold                                                         after taxes for the prior fiscal year and
Global Fund and Leuthold Select                                                            based on an evaluation of all the duties
Industries Fund)                                                                           he performs for the Adviser. Certain
                                                                                           non-mutual fund portfolios may offer
                                                                                           performance compensation to Mr. Leuthold.

Andrew Engel                                Salary/Bonus         Leuthold Weeden Capital   Mr. Engel receives a fixed salary that is
                                                                       Management          set by reference to industry standards.
(portfolio manager for Leuthold                                                            He also receives an annual subjective
Asset Allocation Fund and Leuthold Core                                                    bonus basedsolely on the overall
Investment Fund)                                                                           profitability of the Adviser after taxes
                                                                                           for the prior fiscal year and based on an
                                                                                           evaluation of all the duties he performs
                                                                                           for the Adviser.


                                                                                            Method Used to Determine Compensation
                                                                                        (Including Any Differences in Method Between
Name of Portfolio Managers              Form of Compensation     Source of Compensation                 Account Types)
--------------------------              --------------------     ----------------------                 --------------
Eric C. Bjorgen                             Salary/Bonus         Leuthold Weeden Capital   Mr. Bjorgen receives a fixed salary that
                                                                       Management          is set by reference to industry
(portfolio manager for Leuthold                                                            standards.  He also receives an annual
Asset Allocation Fund, Leuthold                                                            subjective bonus based solely on the
Core Investment Fund, Leuthold                                                             overall profitability of the Adviser
Select Industries Fund and Leuthold                                                        after taxes for the prior fiscal year and
Undervalued & Unloved Fund)                                                                based on an evaluation of all the duties
                                                                                           he performs for the Adviser.

Matthew B. Paschke                          Salary/Bonus         Leuthold Weeden Capital   Mr. Paschke receives a fixed salary that
                                                                       Management          is set by reference to industry
(portfolio manager for Leuthold                                                            standards.  He also receives an annual
Asset Allocation Fund, Leuthold Select                                                     subjective bonus based solely on the
Equities Fund, Leuthold Global Fund                                                        overall profitability of the Adviser
and Grizzly Short Fund)                                                                    after taxes for the prior fiscal year and
                                                                                           based on an evaluation of all the duties
                                                                                           he performs for the Adviser.  Certain
                                                                                           non-mutual fund portfolios may offer
                                                                                           performance compensation to Mr. Paschke.

Greg M. Swenson                             Salary/Bonus         Leuthold Weeden Capital   Mr. Swenson receives a fixed salary that
                                                                       Management          is set by reference to industry
(portfolio manager for Grizzly                                                             standards.  He also receives an annual
Short Fund)                                                                                subjective bonus based solely on the
                                                                                           overall profitability of the Adviser
                                                                                           after taxes for the prior fiscal year and
                                                                                           based on an evaluation of all the duties
                                                                                           he performs for the Adviser.  Certain
                                                                                           non-mutual fund portfolios may offer
                                                                                           performance compensation to Mr. Swenson.

James E. Floyd                              Salary/Bonus         Leuthold Weeden Capital   Mr. Floyd receives a fixed salary that is
                                                                       Management          set by reference to industry standards.
(portfolio manager for Leuthold Select                                                     He also receives an annual subjective
Industries and Leuthold Undervalued &                                                      bonus based solely on the overall
Unloved Fund)                                                                              profitability of the Adviser after taxes
                                                                                           for the prior fiscal year and based on an
                                                                                           evaluation of all the duties he performs
                                                                                           for the Adviser.  Certain non-mutual fund
                                                                                           portfolios may offer performance
                                                                                           compensation to Mr. Floyd.

Douglas R. Ramsey                           Salary/Bonus         Leuthold Weeden Capital   Mr. Ramsey receives a fixed salary that
                                                                       Management          is set by reference to industry
(portfolio manager for Leuthold                                                            standards.  He also receives an annual
Global Fund)                                                                               subjective bonus based solely on the
                                                                                           overall profitability of the Adviser
                                                                                           after taxes for the prior fiscal year and
                                                                                           based on an evaluation of all the duties
                                                                                           he performs for the Adviser.

                  The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of September 30, 2008 (if the individual is not a portfolio manager of a particular Fund, the portfolio manager's holdings are identified as not applicable, N.A.).




                                                         Dollar Range of         Dollar Range of
                             Dollar Range of Equity    Equity Securities of    Equity Securities of   Dollar Range of Equity
          Name of            Securities of Leuthold      Leuthold Select       Leuthold Undervalued   Securities of Grizzly
    Portfolio Managers        Asset Allocation Fund       Equities Fund           & Unloved Fund            Short Fund
    ------------------        ---------------------       -------------           --------------            ----------

Steven C. Leuthold              $100,001-$500,000        $50,001-$100,000              N.A.                    None

Andrew Engel                          None                     N.A.                    N.A.                    N.A.

Eric Bjorgen                          None                     N.A.                    None                    N.A.

Matthew B. Paschke                    None                     None                    N.A.                    None

Greg M. Swenson                       N.A.                     N.A.                    N.A.                    None

James E. Floyd                        N.A.                     N.A.                    None                    N.A.

Douglas R. Ramsey                     N.A.                     N.A.                    N.A.                    N.A.




                                 Dollar Range of Equity           Dollar Range of Equity          Dollar Range of Equity
          Name of             Securities of Leuthold Global    Securities of Leuthold Core    Securities of Leuthold Select
    Portfolio Managers                    Fund                       Investment Fund                 Industries Fund
    ------------------                    ----                       ---------------                 ---------------

Steven C. Leuthold                   Over $1,000,000                 Over $1,000,000                       None

Andrew Engel                              N.A.                     $500,001-$1,000,000                     N.A.

Eric Bjorgen                              N.A.                      $100,001-$500,000                $50,001-$100,000

Matthew B. Paschke                  $100,001-$500,000                      N.A.                            N.A.

Greg M. Swenson                           N.A.                             N.A.                            N.A.

James E. Floyd                      $100,001-$500,000                      N.A.                            None

Douglas R. Ramsey                   $100,001-$500,000                      N.A.                            N.A.


The Administrator


                  The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the "Administration Agreement"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each

Fund's financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of each Fund's operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.04% of the first $1,500,000,000 of the Funds' average net assets, 0.03% of the next $1,500,000,000 of the Funds' average net assets, 0.02% of the next $1,500,000,000 of the Funds' average net assets and 0.015% of the Funds' average net assets in excess of $4,500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $210,000. During the fiscal year ended September 30, 2008, the Leuthold Global Fund incurred fees of $2,707 payable to the Administrator pursuant to the Administration Agreement (the Leuthold Global Fund commenced operations April 30, 2008). During the fiscal years ended September 30, 2008 and 2007, the Leuthold Undervalued & Unloved Fund incurred fees of $7,305 and $3,781, respectively, payable to the Administrator pursuant to the Administration Agreement (the Leuthold Undervalued & Unloved Fund commenced operations November 14, 2006). During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Asset Allocation Fund incurred fees of $654,238, $197,125 and $4,008, respectively, payable to the Administrator pursuant to the Administration Agreement (the Leuthold Asset Allocation Fund commenced operations May 24, 2006). During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Select Equities Fund incurred fees of $10,665, $2,612 and $1,628, respectively, payable to the Administrator pursuant to the Administration Agreement (the Leuthold Select Equities Fund commenced operations May 24, 2006). During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Core Investment Fund incurred fees of $746,350, $879,917 and $826,250, respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Select Industries Fund incurred fees of $25,772, $22,327 and $60,874, respectively, pursuant to the Administration Agreement. During the fiscal years ended September 30, 2008, 2007 and 2006, the Grizzly Short Fund incurred fees of $36,018, $22,037 and $44,727, respectively, pursuant to the Administration Agreement.


                  The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

                  Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

                  U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds' assets pursuant to Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

                  U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Fund Accounting Servicing Agent


                  In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Funds at an annual rate of 0.015% for the first $1 billion of average net assets and .0005% of average net assets exceeding $1 billion. Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $140,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. During the fiscal year ended September 30, 2008, the Leuthold Global Fund incurred fees of $5,167 payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Global Fund commenced operations April 30, 2008). During the fiscal years ended September 30, 2008 and 2007, the Leuthold Undervalued & Unloved Fund incurred fees of $4,127 and $4,123, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Undervalued & Unloved Fund commenced operations November 14, 2006). During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Asset Allocation Fund incurred fees of $191,583, $58,092 and $1,216, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Asset Allocation Fund commenced operations May 24, 2006). During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Select Equities Fund incurred fees of $4,810, $3,332 and $128, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement (the Leuthold Select Equities Fund commenced operations May 24, 2006). During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Core Investment Fund incurred fees of $212,846, $228,797 and $228,981, respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2008, 2007 and 2006, the Leuthold Select Industries Fund incurred fees of $9,906, $12,081 and $16,249, respectively, pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2008, 2007 and 2006, the Grizzly Short Fund incurred fees of $13,760, $7,929 and $13,384, respectively, pursuant to the Fund Accounting Servicing Agreement.


Distributor

                  Rafferty Capital Markets, LLC serves as the distributor for the Funds. Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

                                  SERVICE PLANS


                  Each of the Funds (other than the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund and the Leuthold Undervalued & Unloved Fund) has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation. The Institutional Shares of the Leuthold Core Investment Fund are not subject to the service plan fees.


                  The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

                  The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

                               DISTRIBUTION PLANS


                  Each of the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund and the Leuthold Undervalued & Unloved Fund has adopted a Service and Distribution Plan (the "12b-1 Plan"). The Institutional Shares of the Leuthold Global Fund and the Leuthold Asset Allocation Fund are not subject to the 12b-1 Plan. Each 12b-1 Plan was adopted in anticipation that each Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing each Fund's expense ratio and providing the Adviser with greater flexibility in management. Each 12b-1 Plan authorize payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets. Amounts paid under a 12b-1 Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

                  Each 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the applicable Fund. Messrs. Piper, Horsch and Kelnberger are currently the Rule 12b-1 Directors. Any change in a 12b-1 Plan that would materially increase the distribution expenses of a Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund's shareholders.


                  While these 12b-1 Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to each 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation. Each 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.


                  During the fiscal year ended September 30, 2008, pursuant to the 12b-1 Plan, the Leuthold Global Fund incurred fees of $9,116, $5,528 of which were used to pay selling dealers and $3,588 of which was not spent. During the fiscal year ended September 30, 2008, pursuant to the 12b-1 Plan, the Leuthold Asset Allocation Fund incurred fees of $1,409,928, $1,293,139 of which were used to pay selling dealers and $116,789 to pay fulfillment costs. During the fiscal year ended September 30, 2008, pursuant to the 12b-1 Plan, the Leuthold Select Equities Fund incurred fees of $38,593, $24,749 of which were used to pay selling dealers and $13,844 to pay fulfillment costs. During the fiscal year ended September 30, 2008, pursuant to the 12b-1 Plan, the Leuthold Undervalued & Unloved Fund incurred fees of $18,643, $13,349 of which were used to pay selling dealers and $5,294 to pay fulfillment costs.


                        DETERMINATION OF NET ASSET VALUE

                  The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund's investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                  Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                  Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.


                  The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                  The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Funds' policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Funds' Board of Directors.

                              REDEMPTION OF SHARES

                  The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension;
(c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLAN

                  An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.


                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (for example, monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day. When establishing a Systematic Withdrawal Plan, the Funds recommend that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund. The investor may deposit additional Fund shares in his account at any time.


                  Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

                  The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty
(30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES


                  The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (for example, monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.


                  The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House

(ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive the purchase order before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


                  The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden"), an affiliated broker-dealer, but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Weeden may receive revenue in the form of "liquidity rebates" which are payments from electronic communication networks ("ECNs") where Fund trades are directed by Weeden for execution as an incentive for providing liquidity to the ECN. Steven C. Leuthold and other limited partners of the Adviser are limited partners in Weeden Investors, L.P. An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 23% of the voting securities of the Adviser. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

                  The Adviser provides market research to institutional clients for an agreed upon payment. Institutional research is also distributed through Weeden and other broker-dealers who may effect securities transactions for the Adviser's clients. Weeden and the other broker-dealers typically provide the Adviser's institutional research to their brokerage customers. Weeden and the other broker-dealers pay the Adviser a fee for the research that is based on the amount of the research purchased by the broker-dealer. In 2008, in excess of 75% of the institutional research sold by the Adviser was institutional research distributed by Weeden. A broker-dealer's willingness to distribute institutional research is not a factor considered by the Adviser in determining which broker-dealers it selects to effect securities transactions for its clients, including the Funds.


                  In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.


                  During the fiscal year ended September 30, 2008, the Leuthold Global Fund paid brokerage commissions of $41,812 on transactions having a total market value of $80,754,953 (the Leuthold Global Fund commenced operations on April 30, 2008). During the same period, the Leuthold Global Fund paid Weeden brokerage commissions of $41,812 (or 100% of the total commissions paid) on transactions having a total market value of $$80,754,953 (or 100% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                  During the fiscal year ended September 30, 2008, the Leuthold Undervalued & Unloved Fund paid brokerage commissions of $36,028 on transactions having a total market value of $45,919,822. During the same period, the Leuthold Undervalued & Unloved Fund paid Weeden brokerage commissions of $13,934 (or 39% of the total commissions paid) on transactions having a total market value of $15,839,687 (or 34% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2007, the Leuthold Undervalued & Unloved Fund paid brokerage commissions of $11,415 on transactions having a total market value of $19,130,843 (the Leuthold Undervalued & Unloved Fund commenced operations on November 14, 2006). During the same period, the Leuthold Undervalued & Unloved Fund paid Weeden brokerage commissions of $4,583 (or 40% of the total commissions paid) on transactions having a total market value of $7,149,826 (or 37% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser.

                  During the fiscal year ended September 30, 2008, the Leuthold Asset Allocation Fund paid brokerage commissions of $3,076,960 on transactions having a total market value of $5,099,632,380. During the same period, the Leuthold Asset Allocation Fund paid Weeden brokerage commissions of $1,241,824 (or 40% of the total commissions paid) on transactions having a total market value of $1,883,416,655 (or 37% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2007, the Leuthold Asset Allocation Fund paid brokerage commissions of $798,549 on transactions having a total market value of $1,542,907,203. During the same period, the Leuthold Asset Allocation Fund paid Weeden brokerage commissions of $325,430 (or 41% of the total commissions paid) on transactions having a total market value of $560,058,259 (or 36% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2006, the Leuthold Asset Allocation Fund paid brokerage commissions of $69,495 on transactions having a total market value of $93,167,264 (the Leuthold Asset Allocation Fund commenced operations May 24, 2006). During the same period, the Leuthold Asset Allocation Fund paid Weeden brokerage commissions of $18,160 (or 26% of the total commissions paid) on transactions having a total market value of $19,112,779 (or 21% of the aggregate amount of transactions).

                  During the fiscal year ended September 30, 2008, the Leuthold Select Equities Fund paid brokerage commissions of $45,623 on transactions having a total market value of $100,024,156. During the same period, the Leuthold Select Equities Fund paid Weeden brokerage commissions of $2,854 (or 6% of the total commissions paid) on transactions having a total market value of $7,049,907 (or 7% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2007, the Leuthold Select Equities Fund paid brokerage commissions of $17,944 on transactions having a total market value of $40,439,557. During the same period, the Leuthold Select Equities Fund paid Weeden brokerage commissions of $998 (or 6% of the total commissions paid) on transactions having a total market value of $2,376,781 (or 6% of the aggregate amount of transactions). During the fiscal year ended September 30, 2006, the Leuthold Select Equities Fund paid brokerage commissions of $3,723 on transactions having a total market value of $6,555,193 (the Leuthold Select Equities Fund commenced operations May 24, 2006). During the same period, the Leuthold Select Equities Fund did not pay Weeden any brokerage commissions.

                  During the fiscal year ended September 30, 2008, the Grizzly Short Fund paid brokerage commissions of $774,836 on transactions having a total market value of $989,930,282. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $100,479 (or 13% of the total commissions paid) on transactions having a total market value of $119,397,451 (or 12% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2007, the Grizzly Short Fund paid brokerage commissions of $276,810 on transactions having a total market value of $348,813,452. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $71,296 (or 26% of the total commissions paid) on transactions having a total market value of $81,652,410 (or 23% of the aggregate amount of transactions). During the fiscal year ended September 30, 2006, the Grizzly Short Fund paid brokerage commissions of $574,236 on transactions having a total market value of $652,348,273. During the same period, the Grizzly Short Fund paid Weeden brokerage commissions of $239,320 (or 42% of the total commissions paid) on transactions having a total market value of $227,152,892 (or 35% of the aggregate amount of transactions).

                  During the fiscal year ended September 30, 2008, the Leuthold Core Investment Fund paid brokerage commissions of $3,149,694 on transactions having a total market value of $5,383,509,596. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $2,035,747 (or 65% of the total commissions paid) on transactions having a total market value of $3,648,121,268 (or 68% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2007, the Leuthold Core Investment Fund paid brokerage commissions of $2,195,155 on transactions having a total market value of $4,068,753,793. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $1,307,912 (or 60% of the total commissions paid) on transactions having a total market value of $2,291,700,313 (or 56% of the aggregate amount of transactions). During the fiscal year ended September 30, 2006, the Leuthold Core Investment Fund paid brokerage commissions of $4,014,552 on transactions having a total market value of $4,738,234,823. During the same period, the Leuthold Core Investment Fund paid Weeden brokerage commissions of $2,344,962 (or 58% of the total commissions paid) on transactions having a total market value of $2,401,560,084 (or 51% of the aggregate amount of transactions).

                  During the fiscal year ended September 30, 2008, the Leuthold Select Industries Fund paid brokerage commissions of $95,527 on transactions having a total market value of $178,320,208. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $85,837 (or 90% of the total commissions paid) on transactions having a total market value of $155,889,273 (or 87% of the aggregate amount of transactions). All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2007, the Leuthold Select Industries Fund paid brokerage commissions of $103,069 on transactions having a total market value of $213,035,134. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $73,148 (or 71% of the total commissions paid) on transactions having a total market value of $136,977,371 (or 64% of the aggregate amount of transactions). During the fiscal year ended September 30, 2006, the Leuthold Select Industries Fund paid brokerage commissions of $231,825 on transactions having a total market value of $324,889,386. During the same period, the Leuthold Select Industries Fund paid Weeden brokerage commissions of $114,213 (or 49% of the total commissions paid) on transactions having a total market value of $116,407,300 (or 36% of the aggregate amount of transactions).


                                      TAXES

                  Each Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of that Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  Dividends from a Fund's net investment income and distributions from a Fund's net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from a Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by that Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.


                  At September 30, 2008, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Select Industries Fund had no capital loss carryforward for federal income tax purposes. The Grizzly Short Fund had an accumulated capital loss carryforward for federal income tax purposes of $3,670,517, which will expire on September 30, 2015. The Leuthold Undervalued & Unloved Fund had an accumulated capital loss carryforward for federal income tax purposes of $256,643 which will expire on September 30, 2016.


                  Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

                  Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  Each Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Corporation's Articles of Incorporation permit the Directors to issue 2,500,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering seven series, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund, the Grizzly Short Fund, Leuthold Core Investment Fund and the Leuthold Select Industries Fund. The Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund offer two classes of shares, Retail Shares and Institutional Shares.

                  The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

                  The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                  The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, as the case may be, have the same rights and are identical in all material respects except that (1) Retail Shares of the Leuthold Global Fund and Leuthold Asset Allocation Fund bear distribution (12b-1) fees and Institutional Shares are not subject to such fees; (2) Retail Shares of the Leuthold Core Investment Fund bear annual service fees and Institutional Shares are not subject to such fees; (3) Institutional Shares are available only to shareholders who invest directly in the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, as the case may be, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, as the case may be, or the Adviser; and (4) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, as the case may be.

                        DESCRIPTION OF SECURITIES RATINGS


                  The Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (or a registered investment company in which the Leuthold Global Fund, the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). As also set forth below, the Leuthold Global Fund, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor's or Moody's. A brief description of the ratings symbols and their meanings follows. The Leuthold Undervalued & Unloved Fund may invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's.


                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II.      Nature of and provisions of the obligation;

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Moody's Bond Ratings.

                  Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered to be medium-grade obligations (namely, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds.

                                     PART C

                                OTHER INFORMATION

Item 23    Exhibits

            (a)(i)      Registrant's Articles of Incorporation (1)

            (a)(ii)     Articles Supplementary (2)

            (a)(iii)    Articles Supplementary (2)

            (a)(iv)     Articles Supplementary (6)

            (a)(v)      Articles Supplementary (7)

            (a)(vi)     Articles Supplementary (8)

            (a)(vii)    Articles Supplementary (10)

            (a)(viii)   Articles Supplementary (1)


            (a)(ix)     Articles Supplementary (12)


            (b)         Registrant's Bylaws (1)

            (c)         None

            (d)(i)      Investment Advisory Agreement (Leuthold Core Investment
                        Fund) (1)

            (d)(ii) Investment Advisory Agreement (Leuthold Select Industries Fund) (4)

            (d)(iii)    Investment Advisory Agreement (Grizzly Short Fund) (2)

            (d)(iv)     Investment Advisory Agreement (Leuthold Asset Allocation
                        Fund) (7)

            (d)(v)      Investment Advisory Agreement (Leuthold Select Equities
                        Fund) (7)

            (d)(vi) Investment Advisory Agreement (Leuthold Undervalued and Unloved Fund) (8)

            (d)(vii)    Investment Advisory Agreement (Leuthold Global Fund)
                        (11)

            (e)         None

            (f)         None

            (g)         Custody Agreement with U.S. Bank National Association
                        (4)

            (h)(i) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

            (h)(ii) Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

            (h)(iii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

            (h)(iv) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund (2)

            (h)(v)      Service Plan for Leuthold Core Investment Fund (3)

            (i)         Opinion of Foley & Lardner LLP, counsel for Registrant

            (j)         Consent of Ernst & Young LLP, independent auditors for
                        Registrant

            (k)         None

            (l)         Subscription Agreement (1)

            (m)(i) Service and Distribution Plan for Leuthold Asset Allocation Fund and Leuthold Select Equities Fund (7)

            (m)(ii) Service and Distribution Plan for Leuthold Undervalued and Unloved Fund (8)

            (m)(ii)     Service and Distribution Plan for Leuthold Global Fund
                        (11)

            (n)         Amended and Restated Rule 18f-3 Multi-Class Plan (11)

            (p) Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC (5)

------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 31, 2002 and its accession number is 0000897069-02-000061.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on February 19, 2004 and its accession number is 0000897069-04-000430.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on November 30, 2005 and its accession number is 0000897069-05-002824.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on January 30, 2006 and its accession number is 0000897069-06-000222.

(7) Previously filed as an exhibit to Post-Effective Amendment No. 18 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on May 19, 2006 and its accession number is 0000897069-06-001366.

(8) Previously filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 20 was filed on November 13, 2006 and its accession number is 0000897069-06-002390.

(9) Previously filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 21 was filed on December 1, 2006 and its accession number is 0000897069-06-002504.

(10) Previously filed as an exhibit to Post-Effective Amendment No. 22 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 22 was filed on January 30, 2007 and its accession number is 0000897069-07-000221.

(11) Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on November 16, 2007 and its accession number is 0000897069-07-002059.


(12) Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 25 was filed on January 31, 2008 and its accession number is 0000897069-08-000193.


Item 24    Persons Controlled by or under Common Control with Registrant

                  Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25    Indemnification

                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.        Indemnification.

                  A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

                  B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

                  C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

                  E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

                  F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

                  G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26    Business and Other Connections of Investment Adviser

                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27    Principal Underwriters

                  Not Applicable.

Item 28    Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota; and all other records will be maintained by the Registrant's Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29    Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30    Undertakings

                  Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 14th day of January, 2009.


                                LEUTHOLD FUNDS, INC.
                                (Registrant)


                                By:    /s/ Steven C. Leuthold
                                       ---------------------------------------
                                       Steven C. Leuthold, President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



                     Name                                      Title                               Date

/s/ Steven C. Leuthold                          President (Principal Executive               January 14, 2009
--------------------------------------          Officer) and a Director
Steven C. Leuthold

/s/ David R. Cragg                              Vice President, Secretary and                January 26, 2009
--------------------------------------          Treasurer (Principal Financial and
David R. Cragg                                  Accounting Officer)


/s/ Lawrence L. Horsch                          Director                                     January 28, 2009
--------------------------------------
Lawrence L. Horsch

/s/ Paul M. Kelnberger                          Director                                     January 23, 2009
--------------------------------------
Paul M. Kelnberger

/s/ John C. Mueller                             Director                                     January 23, 2009
--------------------------------------
John C. Mueller

/s/ Addison L. Piper                            Director                                     January 23, 2009
--------------------------------------
Addison L. Piper



                                 Signature Page

                                  EXHIBIT INDEX

         Exhibit No.                Description

            (a)(i)      Registrant's Articles of Incorporation*

            (a)(ii)     Articles Supplementary*

            (a)(iii)    Articles Supplementary*

            (a)(iv)     Articles Supplementary*

            (a)(v)      Articles Supplementary*

            (a)(vi)     Articles Supplementary*

            (a)(vii)    Articles Supplementary*

            (a)(viii)   Articles Supplementary*


            (a)(ix)     Articles Supplementary*


            (b)         Registrant's Bylaws*

            (c)         None

            (d)(i)      Investment Advisory Agreement (Leuthold Core Investment
                        Fund)*

            (d)(ii) Investment Advisory Agreement (Leuthold Select Industries Fund)*

            (d)(iii)    Investment Advisory Agreement (Grizzly Short Fund)*

            (d)(iv)     Investment Advisory Agreement (Leuthold Asset Allocation
                        Fund)*

            (d)(v)      Investment Advisory Agreement (Leuthold Select Equities
                        Fund)*

            (d)(vi) Investment Advisory Agreement (Leuthold Undervalued and Unloved Fund)*

            (d)(vii)    Investment Advisory Agreement (Leuthold Global Fund)*

            (e)         None

            (f)         None

            (g)         Custody Agreement with U.S. Bank National Association*

            (h)(i) Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC*

            (h)(ii) Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC*

            (h)(iii) Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC*

            (h)(iv) Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund*

            (h)(v)      Service Plan for Leuthold Core Investment Fund*

            (i)         Opinion of Foley & Lardner LLP, counsel for Registrant

            (j)         Consent of Ernst & Young LLP, independent auditors for
                        Registrant

            (k)         None

            (l)         Subscription Agreement*

            (m)(i) Service and Distribution Plan for Leuthold Asset Allocation Fund and Leuthold Select Equities Fund*

            (m)(ii) Service and Distribution Plan for Leuthold Undervalued and Unloved Fund*

            (m)(ii)     Service and Distribution Plan for Leuthold Global Fund*

            (n)         Amended and Restated Rule 18f-3 Multi-Class Plan*

            (p) Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC*

----------------------------

       *Filed previously.